UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☑ Definitive Proxy Statement

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WOODWARD, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Vision. Values. Velocity.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Powering a clean future

WOODWARD

Corporate Overview

Woodward [NASDAQ: WWD] is the global leader in the design, manufacture, and service of energy conversion and control solutions for the aerospace and industrial equipment markets. Our purpose is to design and deliver energy control solutions our partners count on to power a clean future.

Our innovative fluid, combustion, electrical, propulsion and motion control systems perform in some of the world’s harshest environments. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Our focus on growth, innovation and operational excellence continues to fuel our future and create value for our members, customers, communities, and stockholders. Visit our website at www.woodward.com.

AMERICAS EUROPE ASIA & MIDDLE EAST

OHIO
CLEVELAND
MICHIGAN
ZEELAND
ILLINOIS
NILES
ROCKFORD
ONTARIO
PETERBOROUGH
COLORADO
FORT COLLINS
LOVELAND
WINDSOR
SOUTH CAROLINA
DUNCAN
CALIFORNIA
IRVINE
SANTA CLARITA
FLORIDA
FORT LAUDERDALE
BRAZIL
CAMPINAS
UNITED KINGDOM
PRESTWICK
GERMANY
AKEN
GLATTEN
RELLINGEN
STUTTGART
WOLFRATSHAUSEN
POLAND
KRAKOW
BULGARIA
SOFIA
SAUDI ARABIA
AL KHOBAR
UNITED ARAB EMIRATES
ABU DHABI
CHINA
SUZHOU
TIANJIN
KOREA
BUSAN
INCHEON
JAPAN
MAKUHARI
INDIA
GURGAON
HYDERABAD
PUNE
INDONESIA
JAKARTA
SINGAPORE
SINGAPORE
AUSTRALIA
KINGSGROVE

Message from Our Chairman

Dear Stockholder:

You are cordially invited to join our Board of Directors and senior leadership for Woodward, Inc.’s Annual Meeting of Stockholders on Wednesday, January 28, 2026 at 8:00 a.m. Central Time. In order to enable more stockholders to attend the meeting, this year’s Annual Meeting will be a virtual-only meeting. There will be no physical location for in-person attendance at the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/WWD. Registration ends on January 27, 2026 at 5:00 p.m. Central Time.
Upon completing your registration, you will receive

further instructions via email and a unique link that will allow you to access the meeting. Please be sure to follow the instructions found on your proxy card and/or voting instruction form, as well as subsequent instructions that will be delivered to you via email.

Your vote is very important to us and to the continued success of our Company. Please complete and return your proxy card by mail, or vote via telephone or the internet, as soon as possible regardless of whether you plan to attend the virtual meeting. Thank you in advance for your continuing commitment to Woodward.

Sincerely yours,
WOODWARD, INC. Charles Blankenship, Jr. Chairman, Board of Directors December 12, 2025

PROXY SUMMARY

Notice of Annual Meeting of Stockholders

In order to enable more stockholders to attend the meeting, this year’s Annual Meeting of Stockholders of Woodward, Inc. (“Woodward” or the "Company") will be held virtually at the date and time below. There will be no in-person meeting location. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.

DATE AND TIME

Wednesday, January 28, 2026 |  8:00 a.m. Central Time

PLACE

Live webcast at www.proxydocs.com/WWD

THE PURPOSE OF OUR ANNUAL MEETING

1. Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years;

2. Vote on an advisory resolution to approve the compensation of the Company’s named executive officers;

3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026;

4. Approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to eliminate certain supermajority voting requirements contained therein; and

5. Approve an amendment to the Certificate of Incorporation to eliminate cumulative voting rights in the election of directors.

Proxy Voting Whether or not you plan to attend the live webcast of the annual meeting, please vote as soon as possible.
Go online to www.proxypush.com/WWD and enter your control number
Call toll-free 1-866-829-5209 from any touch-tone phone
l	Mark, sign, and date your proxy card and return it in the postage-paid envelope
Attend the virtual annual meeting and vote online by registering and attending at www.proxydocs.com/WWD

Stockholders will also transact other business that properly comes before the meeting, or any postponement or adjournment thereof.

TO ATTEND AND PARTICIPATE IN THE ANNUAL MEETING

Register at www.proxydocs.com/WWD. Registration ends on January 27, 2026 at 5:00 p.m. Central Time. Enter the control number listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form.

The Annual Meeting will begin promptly at 8:00 a.m. Central Time, on January 28, 2026. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may log into the virtual platform beginning at 7:45 a.m. Central Time, on January 28, 2026.

Holders of Woodward common stock as of the close of business on the record date, December 1, 2025, are entitled to vote at the meeting, or any postponement or adjournment thereof.

We appreciate your continued support of Woodward.

By Order of the Board of Directors,
WOODWARD, INC. Karrie Bem Corporate Secretary December 12, 2025

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS	This proxy statement and our Annual Report to Stockholders for the fiscal year ended September 30, 2025 are available to you at www.proxydocs.com/WWD

The Securities and Exchange Commission’s “Notice and Access” rule enables us to deliver a Notice of Internet Availability of Proxy Materials to stockholders in lieu of a paper copy of the proxy statement, related materials, and our Annual Report. It contains instructions on how to access our proxy statement and 2025 Annual Report online and how to vote.

Table of Contents

1	PROXY SUMMARY
1	Annual Meeting Information
2	Our Company
4	Board of Directors Overview
6	Corporate Governance Highlights
6	Executive Compensation Highlights

8	BOARD OF DIRECTORS
8	PROPOSAL 1 — ELECTION OF DIRECTORS
8	Director Nominees
10	Continuing Directors
13	Board Skills and Experience
13	Director Independence

14	CORPORATE GOVERNANCE
14	Governance Documents Available on Our Website
14	Sustainability Report
15	Board Structure and Risk Oversight
19	Board Effectiveness
20	Board Meetings and Committees
23	Board Composition and Director Nomination Process
25	Stockholder Communications with the Board of Directors
25	Related Person Transaction Policies and Procedures
26	Non-Employee Director Compensation

30	EXECUTIVE OFFICERS

32	EXECUTIVE COMPENSATION
32	PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
33	Human Capital & Compensation Committee Report
34	Compensation Discussion and Analysis
34	Named Executive Officers
35	Business Highlights
35	Fiscal Year 2025 Compensation Program Highlights
36	Compensation Process
39	Elements of Compensation
45	Perquisites
45	Changes to LTI Plan for Fiscal Year 2026
45	Other Compensation Programs
46	Post-Employment Compensation and Employment Contracts
47	Compensation Policies and Practices

48	Executive Compensation Tables and Narrative
48	Summary Compensation Table
50	Grants of Plan-Based Awards for Fiscal Year Ending September 30, 2025
51	Outstanding Equity Awards at Fiscal Year-End (September 30, 2025)
52	Option Exercises and Stock Vested Table
53	Nonqualified Deferred Compensation Table at Fiscal Year-End
53	Potential Payments Upon Termination or Change in Control
59	Pay Ratio Disclosure
60	Pay vs. Performance
64	Equity Compensation Plan Information

65	AUDIT COMMITTEE MATTERS
65	PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
66	Audit Committee Report
67	Audit Committee Pre-Approval Policy and Procedures
67	Fees Paid to Independent Registered Public Accounting Firm
68	PROPOSAL 4 — AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS CONTAINED THEREIN
70	PROPOSAL 5 — AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING RIGHTS IN DIRECTOR ELECTIONS

72	STOCK OWNERSHIP INFORMATION
72	Stock Ownership of Directors and Executive Officers
73	Persons Owning More than 5% of Woodward Common Stock

74	GENERAL INFORMATION ABOUT THE ANNUAL MEETING
74	Questions and Answers about the Annual Meeting and Voting
79	Stockholder Nominations and Proposals for the Next Annual Meeting
80	Other Matters

A-1	ANNEX 1 — ADJUSTED AND NON‑U.S.GAAP FINANCIAL MEASURES
EX-1	EXHIBIT A — PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Cautionary Statement

Information in this proxy statement contains forward-looking statements regarding future events and our future results within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that are deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of management. Words such as “anticipate,” “believe,” “estimate,” “seek,” “goal,” “expect,” “forecast,” “intend,” “continue,” “outlook,” “plan,” “project,” “target,” “strive,” “can,” “could,” “may,” “should,” “will,” “would,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characteristics of future events or circumstances are forward-looking statements. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to:

• future sales, earnings, cash flow, uses of cash, and other measures of financial performance, including our assumptions underlying our expectations;

• trends in our business and the markets in which we operate, including expectations for those markets, our customers and their business and products;

• our ability to manage risks from operating internationally, including the impacts of tariffs on our markets in which we operate as well as our supply chain;

• expectations regarding demand for our products, in particular our expectations with respect to natural gas trucks in China;

• our expected expenses in future periods and trends in such expenses over time;

• our expectations regarding margins and the impact of specific products, product mix, and our strategic actions on margins;

• descriptions of our plans and expectations for future operations, including our strategic initiatives and impact of such initiatives;

• plans and expectations relating to the performance of our joint venture with GE Aerospace;

• the expected levels of activity in particular industries or markets and the effects of changes in those levels;

• the scope, nature, or impact of acquisition activity and integration of such acquisition into our business;

• impact of our restructuring activities;

• the research, development, production, and support of new products and services;

• our plans, objectives, expectations, and intentions with respect to business opportunities that may be available to us;

• our liquidity, including our ability to meet capital spending requirements and operations;

• future dividends and repurchases of common stock;

• future levels of indebtedness and capital spending;

• the stability of financial institutions, including those lending to us;

• pension and other postretirement plan assumptions and future contributions;

• our tax rate and other effects of the changes in U.S. federal tax law and other tax law;

• availability of raw materials and components used in our products;

• expectations relating to environmental and emissions regulations;

• effects of data privacy, data protection, and cybersecurity regulations;

• our ability to develop competitive technologies or products and to compete effectively in our markets;

• our consolidated customer base and ability to enhance customer experience;

• our ability to manage risks related to U.S. Government contracting, including defense activity and spending patterns;

• our ability to attract, retain, and develop qualified personnel and maintain favorable labor relations;

• our ability to structure our operations in light of evolving market conditions;

• our ability to mitigate the ongoing impacts of inflation and tariffs;

• the impact of legal proceedings, investigations, claims and other regulatory proceedings;

• the impact of future prices for fossil fuels and commodity prices for oil, natural gas and other minerals;

• the impact of our ability to protect our intellectual property and technological know-how on our business, financial condition, results of operations, and cash flows; and

• the impact of any potential physical or cybersecurity attacks and other information technology system or network interruptions or intrusions on our operations, business, including our financial condition, operating results, and reputation.

The forward-looking statements contained in this proxy statement are made as of the date hereof, and Woodward assumes no obligation to update such statements, except as required by applicable law. Additionally, certain disclosures in this proxy statement or other locations, such as our corporate website, regarding environmental, social and governance (“ESG”) matters are informed by various standards and the interests of various stakeholders. As such, such information may not be material for purposes of federal securities laws, even if we use “material” or similar language. In particular, certain standards and frameworks use definitions of “materiality” in the ESG context that differ from, and are often more expansive than, the definition under U.S. federal securities laws. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices, and our approach to and discussion of these matters may continue to evolve as well. For example, our disclosures may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond our control.

Woodward, Inc. 1081 Woodward Way Fort Collins, Colorado 80524	970-482-5811	www.woodward.com

Proxy Summary

Woodward, on behalf of its Board of Directors (the “Board”), is soliciting your proxy to vote at our Annual Meeting of Stockholders to be held virtually on January 28, 2026 (or at any postponement or adjournment of the meeting) (the “Annual Meeting”). This proxy statement provides the information you need to know to vote on the proposals to be presented at the Annual Meeting.

A Notice of Internet Availability (the "Notice") was first mailed on or about December 12, 2025 to stockholders of record as of December 1, 2025 (the “Record Date”). This proxy statement, combined with our Annual Report to Stockholders for the fiscal year ended September 30, 2025 (together with the proxy card, the “proxy materials”) were first made available on the internet on or about December 12, 2025.

This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting. For more complete information about these topics, please review the entire proxy statement. The information contained on www.woodward.com or any other website referred to is provided for reference only and is not incorporated by reference into this Proxy Statement.

Annual Meeting Information

DATE & TIME	VIRTUAL MEETING	RECORD DATE
Wednesday, January 28, 2026 8:00 a.m. Central Time	To attend and participate in the Annual Meeting, go online to www.proxydocs.com/WWD Enter your control number Register before January 27, 2026 at 5:00 p.m. Central Time*	Holders of Woodward common stock as of the close of business on the record date, December 1, 2025, are entitled to vote

* Your control number is listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may log into the virtual platform beginning at 7:45 a.m. Central Time, on January 28, 2026.

ANNUAL MEETING PROPOSALS	BOARD RECOMMENDATION	SEE PAGE
1. Election of three director nominees, each to serve for a term of three years	FOR each director nominee	8
2. Advisory vote to approve executive compensation	FOR	32
3. Ratification of appointment of independent registered public accounting firm	FOR	65
4. Approve an amendment to the Company’s Certificate of Incorporation to eliminate certain supermajority voting requirements contained therein	FOR	68
5. Approve an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting rights in the election of directors	FOR	70

Stockholders will also transact other business that properly comes before the meeting.

For more information about the annual meeting and voting, see the “Questions and Answers about the Annual Meeting and Voting” section below.

WOODWARD PROXY STATEMENT 1

PROXY SUMMARY

Our Company

OUR CORE VALUES
INTEGRITY	RESPECTFUL & ACCOUNTABLE	HUMBLE & DRIVEN
We do the right thing. Always.	We hold each other in high esteem and hold each other to high standards.	We’re confident but not arrogant. We’re always striving for better.

Fiscal 2025 Business Highlights

The dedication of Woodward employees to serving our customers and meeting our commitments to stakeholders drove strong performance in fiscal year 2025 in a number of areas:

$3.6B	$7.19	$471M	$235M
RECORD NET SALES INCREASE OF 7% VS. PRIOR YEAR	RECORD DILUTED EARNINGS PER SHARE INCREASE OF 20% VS. PRIOR YEAR	NET CASH PROVIDED BY OPERATING ACTIVITIES INCREASE OF 7% VS. PRIOR YEAR	RETURNED TO STOCKHOLDERS
Aerospace Sales Up 14% Industrial Sales Down 3%	$6.89 Adjusted Earnings Per Share[1]	$340M Free Cash Flow[1]	$170M in Share Repurchases $65M in Dividends

(1)
Adjusted earnings per share and free cash flow are non-GAAP financial measures. See Annex 1 to this proxy statement for a reconciliation between each non-GAAP financial measure and the most directly comparable GAAP measure.

2 WOODWARD PROXY STATEMENT

AWARDS & RECOGNITION

PROXY SUMMARY

BUSINESS SEGMENTS

Named to TIME’s inaugural list of America’s Best Mid-Size Companies 2024	Named on the Fortune 1000 2025 List for the 9th year	Selected as 2025 Manufacturing Leadership Awards Finalist — Operational Excellence by the Manufacturing Leadership Council

WOODWARD PROXY STATEMENT 3

PROXY SUMMARY

Board of Directors Overview

Our directors demonstrate an effective mix of skills and experience to ensure alignment with Woodward’s strategic priorities and evolving needs. The Board continues to refresh itself to balance deep understanding with new ideas and fresh perspectives, most recently welcoming new directors Mary Petryszyn and Tana Utley in 2023.

				COMMITTEES OF THE BOARD				OTHER
NAME AND PROFESSIONAL BACKGROUND	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	HUMAN CAPITAL & COMPENSATION	EXECUTIVE	NOMINATING & GOVERNANCE	CURRENT PUBLIC BOARDS
Rajeev Bhalla Former Executive Vice President, Chief Financial Officer, CIRCOR International	62	2021						0
Charles Blankenship, Jr. Chairman and CEO, Woodward, Inc.	59	2022						1
John Cohn President, CrossBorder Strategic Solutions, LLC	71	2002						0
David Hess Former CEO, Arconic Corporation	70	2021						2
Daniel Korte Former Global VP, Aerospace, PPG Industries, Inc.	65	2017						1
Eileen Paterson Former CEO and President, Aerojet Rocketdyne	59	2017						2
Mary Petryszyn Former Corporate VP and President of Defense Systems, Northrop Grumman Corporation	63	2023						1
Gregg Sengstack Former President and CEO, Franklin Electric Co., Inc.	67	2011						2
Tana Utley Former VP of Large Power Systems, Caterpillar Inc.	62	2023						1
Number of Meetings in Fiscal Year 2025		Board – 7		4	4	0	5

Chairman of the Board	Lead Director	Committee Chair	Committee Member	Audit Committee Financial Expert

4 WOODWARD PROXY STATEMENT

PROXY SUMMARY

BOARD ATTRIBUTES

Board tenure is calculated as of the date of appointment

BOARD REFRESHMENT

We have added seven new directors over the past eight years. This refreshment process has infused unique ideas and fresh perspectives into the boardroom.

WOODWARD PROXY STATEMENT 5

PROXY SUMMARY

Corporate Governance Highlights

Woodward believes that good corporate governance promotes the long-term interests of our stockholders, strengthens the accountability of our Board and management, and leads to better business performance. We maintain a corporate governance page on our website at https://ir.woodward.com/overview. Highlights of our corporate governance include:

CORPORATE GOVERNANCE BEST PRACTICES

>   8 of 9 directors are independent

>   100% independent key committee members (Audit Committee, Human Capital & Compensation Committee, and Nominating & Governance Committee)

>   Lead independent director with robust and defined responsibilities

>   Director overboarding policy

>   Director change in circumstances with resignation policy

>   Director retirement policy

>   Regular meetings of independent directors without management present

>   Annual Board and committee evaluations

>   Robust director nominee selection process

>   Commitment to Board refreshment, with five new directors in past five years

>   Periodic review of committee charters and governance policies

>   Periodic sustainability reports

>   Formal CEO evaluation process

>   Succession planning process

>   Code of Conduct for directors, officers, and employees

>   Majority voting for directors with mandatory resignation policy

>   Annual Say-on-Pay vote

>   Stockholder engagement program

>   Clawback policy for incentive-based compensation (cash and equity)

>   Stock ownership guidelines for directors and officers

>   Anti-hedging and anti-pledging policy

Executive Compensation Highlights

Our executive compensation policies and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles.

6 WOODWARD PROXY STATEMENT

PROXY SUMMARY

The following chart highlights our fiscal year 2025 executive compensation policies and practices:

OUR EXECUTIVE COMPENSATION POLICIES AND PRACTICES

WHAT WE DO	>	Significant portion of our executives' compensation opportunity is at-risk
	>	Annual review of our executive compensation strategy
	>	Robust compensation peer group adopted on an annual basis, and then used to evaluate the market-competitiveness of our executive compensation program
	>	Independent compensation consultant engaged by the Human Capital & Compensation Committee
	>	All members of the Human Capital & Compensation Committee are independent directors under applicable rules
	>	Cash bonuses under our STIP and certain equity incentives are subject to Company and/or stock price performance
	>	50% of long-term incentive awards to officers are provided in the form of performance-based equity awards
	>	Multi-year vesting periods for employee equity awards
	>	Rigorous approach to aligning performance metrics with appropriate time horizons, supporting strong alignment with stockholder interests
	>	Caps on performance-based short- and long-term incentives, including when TSR is negative
	>	Double-trigger provisions for payments related to a change in control
	>	Annual risk assessment of our compensation programs
	>	Clawback policy for incentive-based compensation (cash and equity)
	>	Stock ownership guidelines for executive officers and directors

WHAT WE DON’T DO	>	No excise tax gross-ups upon a change in control
	>	No hedging, pledging or short selling of Woodward stock
	>	No strict benchmarking of compensation to a specific percentile of our peer group
	>	No repricing of any stock options without stockholder approval
	>	No employment contracts with any executive officer

WOODWARD PROXY STATEMENT 7

Board of Directors

PROPOSAL 1 — ELECTION OF DIRECTORS

ABOUT THIS PROPOSAL

At the Annual Meeting, you will be asked to elect to the Board the three nominees for director identified in this proxy statement.

Each director will be elected to serve a three-year term and will hold office until the third annual meeting after this Annual Meeting, which is expected to be held in or about January 2029, and until a successor is elected and qualified.

VOTE REQUIRED

Because this is an uncontested election, directors are elected by a majority of the votes cast. This means that the nominee will be elected if the votes cast “FOR” that nominee’s election exceed the votes cast “AGAINST” that nominee’s election. For purposes of this proposal, abstentions and broker non-votes will not be considered in the calculation.

We have adopted a director resignation policy. Accordingly, each director has submitted an irrevocable resignation contingent upon not receiving a majority of votes cast in an uncontested election and acceptance of the resignation by the Board.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Director Nominees

Woodward’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides for the Board to be divided into three classes, designated Class I, Class II and Class III, with directors in each class serving three-year terms. The Certificate of Incorporation further provides that the Board must consist of no less than six directors. The exact number of directors serving on the Board, and the exact number of directors in each class, is determined from time to time by resolution of the Board. If the number of directors changes, any increase or decrease must be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. The Board’s three classes are currently comprised of nine directors, with three directors in each class.

Each of the director nominees identified in this proxy statement as standing for election at the Annual Meeting has been nominated by the Board at the recommendation of the Nominating and Governance Committee to hold office for a three-year term. Ms. Petryszyn and Ms. Utley are standing for election by stockholders for the first time. Ms. Petryszyn and Ms. Utley were initially recommended to the Nominating and Governance Committee by a third-party search firm. Mr. Hess is an incumbent. If a nominee becomes unavailable for election and the Nominating and Governance Committee elects to propose another nominee, proxy holders will vote the proxies for such nominee to fill the vacancy. The Board, however, expects all of the director nominees to be available to serve.

8 WOODWARD PROXY STATEMENT

BOARD OF

DIRECTORS

BOARD OF DIRECTORS

TERM EXPIRING AT THIS ANNUAL MEETING	TERM EXPIRING AT NEXT ANNUAL MEETING	TERM EXPIRING AT SECOND ANNUAL MEETING AFTER THIS ANNUAL MEETING
> David Hess > Mary Petryszyn > Tana Utley	> Charles Blankenship > John Cohn > Daniel Korte	> Rajeev Bhalla > Eileen Paterson > Gregg Sengstack

We identify below certain biographical information of each of our director nominees and the directors whose term in office will continue after the Annual Meeting:

Directors Standing for Election at this Meeting for Terms Expiring at the THIRD Annual Meeting AFTER THIS ANNUAL MEETING

DAVID HESS	Independent | Director since 2021
AGE 70 COMMITTEES > Human Capital & Compensation > Nominating and Governance

CAREER HIGHLIGHTS

Arconic Corporation

> Chief Executive Officer (2017 to 2018)

United Technologies Corporation

> Executive Vice President and Chief Customer Officer — Aerospace (2015 until retirement in 2017)

> President — Pratt & Whitney (2009 to 2014)

> President — Hamilton Sundstrand
(2004 to 2009)

> Joined in 1979 and served in numerous executive leadership roles over his 38‑year career

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Southwest Airlines (since 2021)

> ATI (since 2019)

> Arconic Corporation (2017 to 2019)

EXPERIENCE AND RELEVANT SKILLS

> Extensive boardroom experience at public and private aerospace, defense, and industrial companies

> Corporate strategy, operational execution and efficiency, and manufacturing

MARY PETRYSZYN	Independent | Director since 2023
AGE 63 COMMITTEES > Audit

CAREER HIGHLIGHTS

Northrop Grumman Corporation

> Corporate Vice President and President, Defense Systems (2019 until retirement in 2023)

> Sector Vice President & General Manager of the Land and Avionics C4ISR division
(2016 to 2019)

> Sector Vice President, Global Strategy & Mission Solutions (2015 to 2016)

> Joined in 2013 and served in various roles of increasing responsibility

Saab, a U.S.-based company (and subsidiary of Saab AB) operating under a Special Security Agreement (SSA) with the U.S. government

> Director (since 2023)

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Karman Holdings (since 2025)

EXPERIENCE AND RELEVANT SKILLS

> Strong understanding of defense systems technology; leadership in the government and defense markets

> P&L management, operations, M&A, and technology / engineering

WOODWARD PROXY STATEMENT 9

BOARD OF DIRECTORS

TANA UTLEY	Independent | Director since 2023
AGE 62 COMMITTEES > Human Capital & Compensation > Nominating and Governance

CAREER HIGHLIGHTS

Caterpillar

> Vice President, Large Power Systems Division (2013 until retirement in 2022)

> Vice President of Industrial Power Systems (2013)

> Chief Technology Officer and Vice President of the Product Development and Global Technology division (2007 to 2013)

> Joined in 1986 as a junior engineer and held various senior leadership and executive positions during her 36-year career

OTHER PUBLIC COMPANY DIRECTORSHIPS

> SPX Technologies (since 2015)

EXPERIENCE AND RELEVANT SKILLS

> Extensive leadership experience in industrials; complementary expertise in the aerospace and defense markets

> Corporate strategy development, ESG opportunities

Continuing Directors

Directors Remaining in Office until the NEXT Annual Meeting

CHARLES BLANKENSHIP, JR.	CHAIRMAN | Director since 2022
AGE 59 COMMITTEES > Executive (Chair)

CAREER HIGHLIGHTS

Woodward

> Chairman of the Board and Chief Executive Officer (2022 to present)

Arconic Corporation

> Chief Executive Officer (2018 to 2019)

General Electric (“GE”)

> Chief Executive Officer, GE Appliances, and Sr. Vice President of Haier Group (2016 to 2017)

> President and CEO, GE Appliances and Lighting (2011 to 2016)

> Held significant leadership roles in Aviation, Energy, and Appliances during a 24-year career

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Fluor Corporation (since 2025)

> Arconic Corporation (2018 to 2019)

EXPERIENCE AND RELEVANT SKILLS

> Boardroom experience at various large foundations and associations

> Managerial and operational best practices, particularly in industrial equipment markets

University of Virginia

> Montgomery Distinguished Professor of Practice, School of Engineering and Applied Science (2019 to 2022)

10 WOODWARD PROXY STATEMENT

BOARD OF DIRECTORS

JOHN COHN	Independent | Director since 2002
AGE 71 COMMITTEES > Audit

CAREER HIGHLIGHTS

CrossBorder Strategic Solutions, a strategic advisory firm that assists companies to expand globally with specific focus on execution

> President (2019 to present)

Rockwell Automation, a global leader in automation and digital transformation

> Senior Vice President, Asia Business Planning and Execution (2011 to 2019)

> Senior Vice President, European Business Planning and Execution (2009 to 2011)

> Senior Vice President, Strategic Development and Communications (1999 to 2009)

OTHER PUBLIC COMPANY DIRECTORSHIPS

> None held during the past five years

EXPERIENCE AND RELEVANT SKILLS

> Expertise in executing global market and business development opportunities in industrial and aerospace markets

> Change management, M&A, and strategy implementation

DANIEL KORTE	Independent | Director since 2017
AGE 65 COMMITTEES > Executive > Human Capital & Compensation (Chair) > Nominating and Governance

CAREER HIGHLIGHTS

PPG Industries

> Global Vice President, Aerospace (2018 to January 2024), remaining an advisor until April 2024 to assist with transition activities

> Joined as Global Vice President-Elect of the Aerospace Products business (2018)

LMI Aerospace, now part of the Sonaca Group

> Chief Executive Officer (2014 to 2017)

Rolls-Royce Defense Group

> President, Defense in Washington, D.C. and London, UK (2009 to 2012)

The Boeing Company

> Held various senior level roles in supply chain, program management, and general management (1985 to 2009)

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Ducommun Incorporated (since 2024)

EXPERIENCE AND RELEVANT SKILLS

> Significant experience leading companies of varying sizes through M&A transactions

> Business development, operational efficiency, creation of operating models, and strategy development

WOODWARD PROXY STATEMENT 11

BOARD OF DIRECTORS

Directors Remaining in Office until the SECOND Annual Meeting after THIS annual meeting

RAJEEV BHALLA	Independent | Director since 2021
AGE 62 COMMITTEES > Audit (Chair and Financial Expert) > Executive

CAREER HIGHLIGHTS

Consultant

> Consultant for various strategic and financial advisory services (2019 to present)

Cerberus Operating and Advisory Company

> Operating Partner (2019 to 2023)

CIRCOR International

> Executive Vice President, Chief Financial Officer (2013 to 2018)

Sikorsky Aircraft

> Vice President of Finance and Chief Financial Officer (2012 to 2013)

Pratt & Whitney

> Vice President of Finance and Chief Financial Officer (2005 to 2012)

Lockheed Martin

> Corporate Controller (2001 to 2005)

PricewaterhouseCoopers

> Partner (1997 to 2001)

OTHER PUBLIC COMPANY DIRECTORSHIPS

> None held during the past five years

EXPERIENCE AND RELEVANT SKILLS

> Significant experience in financial management of large companies in the aerospace industry and beyond

> Investor relations, P&L management, capital deployment, and due diligence

EILEEN PATERSON	Independent | Director since 2017
AGE 59 COMMITTEES > Executive > Human Capital & Compensation > Nominating and Governance (Chair)

CAREER HIGHLIGHTS

Aerojet Rocketdyne, a manufacturer of aerospace and defense products

> Chief Executive Officer (2015 to 2023)

> Chief Operating Officer (2015)

United Technologies Corporation

> President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business (2012 to 2015)

> Held various senior level roles (2003 to 2012)

Ford Motor Company and Visteon Corporation

> Various leadership roles managing production operations

U.S. Army

> Seven years as an active duty aviator and airfield commander

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Constellation Energy (since 2024)

> Marathon Petroleum (since 2024)

> Aerojet Rocketdyne (2015 to 2023)

EXPERIENCE AND RELEVANT SKILLS

> P&L management, operations, quality, and supply chain

>  Significant boardroom experience at public aerospace, space, defense, and energy companies

>  Extensive practical knowledge of product use cases as an aviator and airfield commander in the U.S. Army

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BOARD OF DIRECTORS

GREGG SENGSTACK	LEAD DIRECTOR — Independent | Director since 2011
AGE 67 COMMITTEES > Audit (Financial Expert) > Executive

CAREER HIGHLIGHTS

Franklin Electric, a manufacturer and distributor of water and fuel pumping systems

> Executive Chairperson of the Board of Directors (July 2024 to April 2025)

> Chairperson of the Board (2015 to July 2024)

>  President and Chief Executive Officer (2014 to 2024)

> President and Chief Operating Officer (2011 to 2014)

> President of the International Water Systems and Fueling Group (2005 to 2011)

> Chief Financial Officer (1999 to 2005)

> Joined in 1998 and served in various roles of increasing responsibility; worked on numerous acquisitions in the U.S. and overseas

OTHER PUBLIC COMPANY DIRECTORSHIPS

> Allegion (since 2024)

> Franklin Electric (since 2014)

EXPERIENCE AND RELEVANT SKILLS

>   Strong knowledge of general management in domestic and international markets

> P&L management, financial management, M&A, and strategic growth

> Holds an Airline Transport Pilot license
(since 1981)

Board Skills and Experience

BOARD SKILLS AND EXPERIENCE	# OF DIRECTORS
Senior Executive of Public Company	9/9
Financial Expertise	7/9
Technical Expertise	6/9
Manufacturing/Operations	8/9
M&A and Business Integration	8/9
Global Experience	9/9
Aerospace Experience	7/9
Industrial Experience	7/9

Director Independence

The Board has determined that each member of the Board, other than Mr. Blankenship, is independent under the criteria established by the Nasdaq listing rules. In addition, the Board has determined that each member of the Audit Committee and each member of the Human Capital & Compensation Committee meets the additional independence criteria required for audit committee and compensation committee members, as applicable, established by SEC rules and regulations and Nasdaq listing rules.

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Corporate Governance

Governance Documents Available on Our Website

> Code of Business Conduct and Ethics*	> Woodward Committee Charters: • Audit Committee • Executive Committee • Human Capital & Compensation Committee • Nominating and Governance Committee	> Woodward Constitution
> Supplier Code of Conduct*		> Woodward Cybersecurity Statement
> Director Guidelines		> Conflict Minerals Report and Filing
> Stock Ownership Guidelines		> Conflict Minerals Policy
> Clawback Policy	> Trades of Woodward Stock (Insider Trading Policy)	> Ethics Help Line

All documents can be accessed at https://ir/woodward.com/overview.

*

Our Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees. We have also adopted a Supplier Code of Conduct. Both codes are available on our website at https://www.woodward.com/
about/ethics-and-compliance. We will post on this section of our website any amendment to the Code of Conduct, as well as any waivers, that are required to be disclosed by SEC or Nasdaq listing rules.

Sustainability Report

At Woodward we take incredible pride in our commitment to sustainability and our continued efforts to make a positive impact on our world. Our focus on energy control solutions that enhance system performance, increase fuel efficiency, and reduce carbon emissions exemplifies our dedication to creating a cleaner, better future.

We understand that sustainability is not just a buzzword. It is a fundamental aspect of doing business in today’s interconnected world. We are on a journey and continue to take ground on sustainable growth for our company and our customers. We remain fully committed to partnering with all our stakeholders to drive meaningful progress towards a sustainable future. Our most recent Sustainability Report, “Powering a Clean Future,” is a testament to our ongoing efforts and our commitment to environmental and social sustainability. We believe economic prosperity and social and environmental responsibility go hand-in-hand, and are proud to deliver innovation and manufacturing excellence that enables that progress.

To view our Sustainability Report, visit https://www.woodward.com/about.

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CORPORATE GOVERNANCE

Board Structure and Risk Oversight

Leadership Structure

CHARLES BLANKENSHIP, JR. CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	GREGG SENGSTACK LEAD DIRECTOR (INDEPENDENT)

Mr. Blankenship serves as our Chairman of the Board and Chief Executive Officer (“CEO”). Because the same individual serves as both Chairman and CEO, the Board appoints an independent director to serve as “Lead Director.” Our current Lead Director is Mr. Sengstack, who was appointed to that position by the Board in fiscal year 2024. The Board believes the combined Chairman/CEO position, together with an independent Lead Director, has certain advantages over other board leadership structures and best meets the Company’s current needs.

Mr. Blankenship’s leadership as Chairman and CEO provides our Board with detailed and in-depth knowledge of the Company’s strategy, markets, operations and financial condition, and enhances our ability to communicate a clear and consistent strategy to our stockholders, employees and business partners. Mr. Blankenship is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board of Directors, including issues related to our strategy, risks and risk management. Our Lead Director focuses on Board oversight of management and governance. This leadership structure provides clear separation of the oversight role of the Lead Director and other independent directors from the oversight role of the Chairman/CEO and other management, enabling the Board and the Chairman/CEO to have greater clarity and focus on their respective leadership roles.

The Board understands there is no single “one-size fits all” approach to providing Board leadership in the competitive and changing environment in which we operate. The optimal Board leadership structure may vary as circumstances warrant. At present, the Board believes its current structure effectively supports the risk oversight function of our Board and maintains independent oversight and management. Consistent with our Director Guidelines, the Board reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of a regular review of the effectiveness of the Company’s governance structure.

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CORPORATE GOVERNANCE

Lead Director

Our Board has adopted a Lead Director Charter that provides a clear and formal delineation of the duties and responsibilities of the Lead Director. The charter provides that the Lead Director will serve a maximum term of five years in such capacity, unless the Board determines in its sole discretion that circumstances exist that would support extending the term of service beyond such period.

Our Lead Director focuses on Board oversight of management and governance	LEAD DIRECTOR RESPONSIBILITIES

Responsibilities of the Lead Director include, among other duties:

>   presiding at all meetings of the Board at which the Chairman and CEO is not present, including separate sessions of the independent directors, and briefing the Chairman and CEO on the items discussed in such meetings;

>   together with the Chairman of the Board, reviewing Board meeting agendas and meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

>   in consultation with the Chair of the Human Capital & Compensation Committee, presenting to the Chairman and CEO his annual performance review, and from time to time providing updates to the Chairman and CEO in regard to overall performance;

>   together with the Chair of the Nominating and Governance Committee, reviewing and reporting on the results of the Board self-evaluation;

>   facilitating discussion and open dialogue among all independent directors during and outside of Board meetings;

>   serving as a liaison between the Chairman and CEO and the independent directors, without inhibiting direct communication between them; and

>   communicating with the Chairman and CEO on a regular basis to discuss any other Board matters or concerns.

Long-Term Strategic Planning

Our Board recognizes the importance of assuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. As a result, our Board maintains an active oversight role in helping our management team formulate, plan and implement the Company’s strategy. The Board and our management team routinely discuss the execution of our long-term strategic plans, the status of key initiatives, and the key opportunities and risks facing the Company. At least annually, the Board participates in an in-depth review with our management team of the Company’s strategic plan, including the industry and competitive landscapes, and short- and long-term plans and priorities. In addition to our business strategy, the Board reviews the Company’s financial plan for the upcoming year, which is aligned to the Company’s long-term strategic plans and priorities.

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CORPORATE GOVERNANCE

Risk Oversight

The Board’s Risk Oversight Responsibilities

The Board is responsible for overseeing risk management, including but not limited to oversight of identification and mitigation of risks. The Board has the ultimate oversight responsibility for the Company’s risk management activities, with various committees of the Board composed entirely of independent directors overseeing certain aspects of risk management. The Board and its committees oversee risk related to, among other things our:

> strategic plan;

> capital structure;

> operational performance and supply chain management;

> health and safety programs;

> business development activities;

> talent attraction, retention and succession planning;

> compliance with government regulations;

> cybersecurity;

> market and technology shifts; and

> other significant risks that arise.

The Board also has strategic oversight of ESG risks and opportunities, which it generally exercises through the enterprise risk management process and through its committees. While the Board and its various committees have oversight responsibilities for risk management processes, management has responsibility for the day-to-day aspects of risk management. The Board and its committees receive regular reports on risk management from Company management and our independent auditors. The Board and its committees have direct and independent access to management. We believe the current Board leadership structure and our Board risk oversight practices foster increased communication and lead to the identification and implementation of effective risk management strategies.

Key Board Committee Oversight Responsibilities

COMMITTEE RISK OVERSIGHT RESPONSIBILITIES
THE AUDIT COMMITTEE

The Audit Committee oversees risks relating to:

>   the Company's financial statements,

>   financial reporting processes,

>   the evaluation of the effectiveness of internal control over financial reporting,

>   the Company’s cybersecurity risk and compliance activities,

>   the adequacy and performance of the Company’s ethics program, and

>   the Company’s compliance with its financial and ethics policies.

THE HUMAN CAPITAL & COMPENSATION COMMITTEE

The Human Capital & Compensation Committee:

>   monitors risks associated with the design and administration of the Company's compensation programs,

>   performs the annual performance review of the CEO,

>   evaluates the independence of the compensation consultant, and

>   oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital management.

THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee oversees risks relating to:

>   the Company's corporate governance processes,

>   compliance with the SEC and Nasdaq rules and regulations, and other state and federal laws and regulations relating to corporate governance,

>   the Company’s ESG strategy, program, and performance, and

>   the adequacy of the Company’s Code of Business Conduct and Ethics.

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CORPORATE GOVERNANCE

Oversight of Other Core Business Functions

In addition, employees representing certain core business functions also regularly engage with the Board and its committees. For example:

> Management provides periodic updates to the Audit Committee on cybersecurity, cybersecurity compliance, and other risks relevant to our information technology environment.

> Our internal audit function reports directly to the Audit Committee and provides objective audit, investigative and advisory services designed to gauge whether the Company is anticipating, identifying, assessing and appropriately prioritizing and mitigating risks.

> Members of our Global Legal & Compliance function update our Board regularly on material legal, ethics, compliance and governance matters. Our General Counsel oversees risks related to ethics and compliance, labor and employment, and disputes and litigation, and provides regular reports to the Audit Committee on these topics.

> Our Business Development team, together with other key leaders, assists the Board in its oversight of strategic acquisitions, investments and assessments of the competitive landscape.

Effectiveness of Our Risk Oversight Approach

We believe the division of risk management responsibilities among the Board, its committees and management is the most effective approach for addressing the risks that Woodward faces. The existing Board leadership structure supports effective risk oversight by promoting communication between the independent directors and management, including discussions between the Lead Director and the Chairman and CEO. In addition, independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function.

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CORPORATE GOVERNANCE

Board Effectiveness

POLICIES AND PRACTICES THAT PROMOTE BOARD EFFECTIVENESS

BOARD AND COMMITTEES SELF‑EVALUATION PROCESS

Board and committee evaluations play a critical role in ensuring the effective functioning of our Board and its committees. Our Board and its committees annually evaluate their own performance. Generally, as part of the self-evaluation process, directors are provided with detailed questionnaires and then participate in additional one-on-one interviews and/or group discussions designed to offer a thoughtful and substantive reflection on the Board’s or committee’s performance. The self-evaluation process considers various topics related to Board and committee composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. As set forth in its charter, the Nominating and Governance Committee oversees the Board evaluation process. The Nominating and Governance Committee periodically reviews the self-evaluation process, including the form of questionnaire, and considers whether changes are recommended, and reports the results to the Board.

DIRECTOR TIME COMMITMENTS

Directors are expected to commit substantial time and energy to the Board and should ensure that other existing and future time commitments do not materially interfere with their service as a director. With respect to other directorships, the Director Guidelines require (except as may otherwise be approved in advance by the Nominating and Governance Committee) that:

1.
any non-Woodward employee director who serves as an executive officer of another public company, and any Woodward employee director, should not serve on more than one board of a public company in addition to the Woodward Board (total of two);
2.
any non-Woodward employee director who does not serve as an executive officer of a public company should not serve on more than three boards of public companies in addition to the Woodward Board (total of four); and
3.
no member of the Audit Committee may serve on more than two other public company audit committees (total of three) without first obtaining the prior approval of the Board.

Directors should notify both the Chairman of the Board and the Chairperson of the Nominating and Governance Committee before accepting an invitation to serve on another public company board.

DIRECTOR RETIREMENT POLICY

Under the Director Guidelines, no individual will be nominated by the Board for re‑election if such individual will achieve the age of 70 as of the annual stockholder meeting date of such re-election, unless the Board determines in its sole discretion that circumstances exist that would support any such nomination.

Although David Hess will be over 70 at the upcoming Annual Meeting, the Board determined that circumstances exist for Mr. Hess to continue serving on the Board beyond the expiration of his current term. The Board considered a variety of factors in making this decision, including Mr. Hess’ short tenure, his extensive experience in the aerospace and defense industries, his skill set in operational execution and efficiency and the importance of continuity during this phase of the Company's growth. The Board believes that Mr. Hess’ continued service is in the best interests of Woodward and its stockholders.

POLICY WITH RESPECT TO CHANGE IN PROFESSIONAL RESPONSIBILITIES

Directors whose professional responsibilities change significantly from those they had when they were elected to the Board or who are involved in other circumstances that may negatively impact the Board or the Company should volunteer to resign from the Board. Such persons should not necessarily leave the Board. There should, however, be an opportunity for the Board through the Nominating and Governance Committee to review the continued appropriateness of Board membership under the circumstances.

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CORPORATE GOVERNANCE

Board Meetings and Committees

The Board met seven times in fiscal year 2025. All directors attended at least 94 percent of the aggregate of the total meetings of the Board and all committees on which they served. Directors are encouraged, but are not required, to attend annual meetings of stockholders. All incumbent directors attended the Company’s last annual meeting of stockholders.

The Board has four standing committees:

AUDIT	HUMAN CAPITAL & COMPENSATION	NOMINATING AND GOVERNANCE	EXECUTIVE

Each of these committees operates under written charters that were adopted by our Board and satisfy the applicable standards of Nasdaq and the SEC. Each committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate.

For a complete description of all committee responsibilities, each committee charter is available on our website at https://ir.woodward.com/overview.

THE AUDIT COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 4 100% Independent
RAJEEV BHALLA, CHAIR

KEY RESPONSIBILITIES

The Audit Committee is responsible for overseeing:

>   the integrity of our financial statements;

>   our accounting and financial reporting processes, including the quality of internal controls over financial reporting and audits of the Company's financial statements;

>   the appointment, compensation, retention, oversight, and termination of our independent auditors;

>   our compliance with legal and regulatory requirements;

>   our internal audit function and internal audit plan;

>   the adequacy and performance of our ethics program;

>   our enterprise risk management processes;

>   our cybersecurity and other information security and technology risks, including our information security and risk management programs; and

>   our public emissions and climate-related disclosures, including the establishment and periodic review of any internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data.

MEMBERS

>   Rajeev Bhalla (Chair)

>   John Cohn

>   Mary Petryszyn

>   Gregg Sengstack

QUALIFICATIONS

>   Our Board has determined that each member of our Audit Committee satisfies the requirements for independence for Audit Committee members and financial literacy under the applicable rules and regulations of Nasdaq and the SEC.

>   The Board has also determined that Mr. Bhalla and Mr. Sengstack are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K and have experience resulting in “financial sophistication” as defined under Nasdaq listing rules.

AUDIT COMMITTEE REPORT

See page 66.

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THE HUMAN CAPITAL & COMPENSATION COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 4 100% Independent
DANIEL KORTE, CHAIR

KEY RESPONSIBILITIES

The Human Capital & Compensation Committee is responsible for:

>   assisting our Board in discharging its responsibilities related to the compensation of our executive officers;

>   determining the compensation of our CEO, which is informed through the performance and results of an annual performance review with input from the independent members of the Board;

>   determining the compensation of our other executive officers;

>   overseeing and administering our executive compensation and equity plans;

>   designing and approving performance metrics, and reviewing performance against such metrics, for the Company’s short-term and long-term executive incentive plans;

>   approving and/or delegating approval of individual equity grants;

>   administering the application of our Clawback Policy; and

>   overseeing the development, implementation, and effectiveness of the Company’s strategies and policies related to human capital management.

MEMBERS

>   Daniel Korte (Chair)

>   David Hess

>   Eileen Paterson

>   Tana Utley

QUALIFICATIONS

>   Our Board has determined that each member of our Human Capital & Compensation Committee satisfies the requirements for independence for compensation committee members under all applicable rules and regulations of Nasdaq and the SEC.

HC&C COMMITTEE REPORT

See page 33.

Human Capital & Compensation Committee Interlocks and Insider Participation

Mr. Korte, Ms. Paterson, Mr. Hess and Ms. Utley served as members of the Human Capital & Compensation Committee in fiscal year 2025. Our Board has determined that no Human Capital & Compensation Committee member had interlocking relationships required to be disclosed under SEC rules, and no Human Capital & Compensation Committee member had any relationship required to be disclosed pursuant to Item 404 of Regulation S-K.

Delegation of Authority

The Human Capital & Compensation Committee charter provides authority to the Human Capital & Compensation Committee to delegate any of its responsibilities to subcommittees entirely made up of Human Capital & Compensation Committee members, as it deems appropriate. The Human Capital & Compensation Committee has delegated, to a subcommittee comprised of the Chairperson and one other member of the Human Capital & Compensation Committee (the “HCCC Subcommittee”), the authority to review and approve the grant of certain equity awards to employees and consultants of the Company and members of the Board. Additionally, the Board has:

(i)	delegated to the CEO limited authority to grant certain equity awards, and
(ii)	delegated to the Human Capital & Compensation Committee all of the Board’s rights to impose restrictions on such authority of the CEO.

The CEO is not permitted to make grants to any member of the Board or any elected officer of the Company. The CEO is authorized to make grants of not more than 15,000 nonqualified stock options or 5,000 restricted stock units or shares of restricted stock to any individual during any fiscal year. The Human Capital & Compensation Committee annually establishes a cap on the number of shares subject to equity awards that can be granted, in the aggregate, by the HCCC Subcommittee and the CEO during the year.

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CORPORATE GOVERNANCE

Additionally, the Human Capital & Compensation Committee delegated to the Chairperson of the Human Capital & Compensation Committee the authority to approve any and all option exercises when the grantee seeks to pay for the cost of the option and/or the taxes associated with the transaction with stock previously owned and held by the optionee for at least six months. The Chairperson of the Human Capital & Compensation Committee is authorized to further delegate these responsibilities to any other member of the Human Capital & Compensation Committee.

Risk Assessment

The Human Capital & Compensation Committee regularly and independently reviews our compensation policies and practices, including reviewing our incentive compensation programs, to confirm that incentive pay does not encourage unnecessary risk taking. The Human Capital & Compensation Committee believes that our compensation policies and practices are robust and effective. The Company and the Human Capital & Compensation Committee, with the input of our independent compensation consultant (FW Cook), have concluded that any risks arising from the Company’s employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

NOMINATING AND GOVERNANCE COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 5 100% Independent
EILEEN PATERSON, CHAIR

KEY RESPONSIBILITIES

The Nominating and Governance Committee is responsible for:

>   developing and recommending the guidelines and criteria for selecting new members of the Board;

>   identifying and recommending qualified individuals to become Board members;

>   recommending director nominees to stand for election as members of the Board at the Annual Meeting;

>   recommending committee and chair assignments;

>   overseeing an annual Board self-evaluation;

>   developing and overseeing the implementation of corporate governance guidelines and principles, including those contained in our Director Guidelines;

>   providing primary oversight over the Company’s ESG program, including recommending a Board oversight structure for ESG and the respective ESG oversight responsibilities of the Board’s standing committees; and

>   evaluating the compensation and benefits of the Company’s non‑employee members of the Board, and recommending any changes to the Board for approval.

MEMBERS

>   Eileen Paterson (Chair)

>   David Hess

>   Daniel Korte

>   Tana Utley

QUALIFICATIONS

>   Our Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the Nasdaq listing rules.

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EXECUTIVE COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 0
CHARLES BLANKENSHIP, CHAIR

KEY RESPONSIBILITIES

The Executive Committee exercises all the powers and authority of the Board in the management of the business when the Board is not in session, and when, in the opinion of the Chairman of the Board, a particular matter should not be postponed until the next regularly scheduled Board meeting.

The Executive Committee has been delegated non-exclusive authority to declare cash dividends.

The Executive Committee may not authorize certain major corporate actions such as amending the Certificate of Incorporation, amending the bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of the assets of the Company.

MEMBERS

>   Charles Blankenship (Chair)

>   Gregg Sengstack

>   Rajeev Bhalla

>   Daniel Korte

>   Eileen Paterson

QUALIFICATIONS

> The Executive Committee is chaired by the Chairman and CEO. Based on the recommendations of the Nominating and Governance Committee, the Executive Committee is also comprised of the Lead Director and each of the Chairpersons of the Board’s other standing committees.

Board Composition and Director Nomination Process

The Nominating and Governance Committee regularly reviews Board composition (including with the Board) to ensure that Board members possess the skills, perspectives and expertise necessary to effectively oversee the Company’s business and ensure alignment with the Company’s strategic priorities and evolving needs. In evaluating the Board’s composition, the Nominating and Governance Committee considers various factors, including the skills and attributes described in the chart on page 13, as well as the overall mix of skills and qualifications on the Board. Overall Board composition is guided by the Company’s bylaws, Director Guidelines, and Constitution, which requires the Board to adhere to the values and principles expressed therein, including respect for the dignity and value of all our employees. We seek candidates with the highest professional and personal ethics, values, and integrity who will operate in accordance with the Company’s Code of Business Conduct and Ethics. Based on voluntary self-identification, our Board is comprised of six males and three females. Eight members of the Board have self-identified as Caucasian and one has self-identified as Asian. One Board member has self-identified as LGBTQ+.

In evaluating the suitability of candidates, the Nominating and Governance Committee considers many factors, including a candidate’s:

> leadership experience at the policy-making level in business, government, education, or public interest;

> education, experience, knowledge, and skills in areas critical to understanding the Company and its business;

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CORPORATE GOVERNANCE

> understanding of the Company’s principal operational and financial objectives, plans, and strategies;

> understanding of the results of operations and financial condition of the Company;

> understanding of the relative standing of the Company in relation to its competitors;

> ability to make independent analytical inquiries; and

> willingness to devote adequate time to Board duties.

Prospective directors should be committed to representing the long-term interests of the stockholders. A potential director must exhibit:

> an inquisitive and objective perspective;

> an ability to think strategically;

> an ability to identify practical problems; and

> an ability to assess alternative courses of action that contribute to the long-term success of the business.

Director candidates must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.

The Nominating and Governance Committee considers other relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise on various Board committees. Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Nominating and Governance Committee considers the ability of candidates to meet independence and other requirements of the SEC, Nasdaq, or other regulatory bodies exercising authority over the Company.

The Nominating and Governance Committee’s process for evaluating potential director candidates typically requires one or more members of the Nominating and Governance Committee, and others as appropriate (including members of management), to interview prospective nominees. Upon identification of a qualified candidate, the Nominating and Governance Committee will recommend a candidate for consideration by the full Board.

The Nominating and Governance Committee considers candidates for Board membership as recommended by directors, management, or stockholders, and uses the same criteria to evaluate all such candidate recommendations. As it deems necessary, the Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Nominating and Governance Committee did not engage third-party consultants in fiscal year 2025 to assist in identifying and evaluating director candidates.

For information on how a stockholder may nominate a candidate for director, see “Stockholder Nominations and Proposals for Next Annual Meeting” below.

Stockholder Recommendations for Directors

Stockholders wishing to suggest a candidate for Board membership should write our Corporate Secretary at 1081 Woodward Way, Fort Collins, Colorado 80524, and provide the following information to the Company:

> The stockholder’s name and contact information.

> A statement that the writer is a stockholder of record and is proposing a candidate for consideration by the Nominating and Governance Committee.

> The name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected.

> A statement of the candidate’s business and educational experience.

> Information regarding the factors described above sufficient to enable the Nominating and Governance Committee to evaluate the candidate.

> A statement of the value that the candidate would add to the Board.

> A statement detailing any relationship between the candidate and any of our customers, suppliers, or competitors.

> Detailed information about any relationship or understanding between the proposing stockholder and the candidate.

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Stockholder Communications with the Board
of Directors

Stockholders may send communications to the Board by submitting a letter addressed to:

Woodward, Inc. Attn: Corporate Secretary 1081 Woodward Way Fort Collins, Colorado 80524

The Board has instructed the Corporate Secretary to forward such communications to the Lead Director. The Board has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board consideration. The Corporate Secretary may also forward the stockholder communication within the Company to the Chief Executive Officer and President or to another executive officer to facilitate an appropriate response.

The Corporate Secretary maintains a log of all communications from stockholders and the disposition of such communications, which the directors review at least annually.

Related Person Transaction Policies and Procedures

The Board adopted a written policy, the Related Person Transaction Policies and Procedures (our “RPT Policy”), which provides that the Audit Committee will review and approve Interested Transactions (as described below). Our RPT Policy delegates the authority to act with respect to Interested Transactions that are valued below a stated threshold to the Chair of the Audit Committee.

Our RPT Policy defines an “Interested Transaction” with reference to transactions described in Item 404 of Regulation S-K, which generally means a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships or any material amendments or modifications thereto in which the Company (including any of its subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has, or will have a direct or indirect interest.

“Related Person” also is defined in our RPT Policy with respect to the definitions contained in Item 404 of Regulation S-K. Generally, “Related Persons” consist of any director or executive officer of the Company, any nominee for director, any holder of five percent or more of the Company’s common stock, or any immediate family member of any such persons. “Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any such person, and any person (other than a tenant or employee) sharing the household of such person. It may also include entities with which any of such persons have a relationship.

The approval procedures in our RPT Policy state that the Audit Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. In addition, our RPT Policy states that, in connection with the approval or ratification of an Interested Transaction involving an outside director or nominee for director, the Audit Committee should consider whether such transaction would compromise such director’s status as:

1.	an independent director under NASDAQ’s independence standards,
2.

an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) to the extent appropriate or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such non‑employee director serves on the Human Capital & Compensation Committee of the Board, or

3.	an independent director under Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee of the Board.

WOODWARD PROXY STATEMENT 25

CORPORATE GOVERNANCE

Our RPT Policy also identifies certain transactions that are deemed to be pre-approved, including transactions involving competitive bids, regulated transactions, and employee transactions. No director should participate in any discussion for approval of a related party transaction for which he or she is an interested party other than is necessary to provide relevant information to the Audit Committee.

Other than as disclosed below, Woodward is not currently engaged in any Interested Transactions, and there are no currently proposed Interested Transactions, that would require disclosure under SEC rules or approval under the RPT Policy.

As previously disclosed, Shawn McLevige was appointed as Executive Vice President and President, Aerospace, effective as of October 1, 2025. Two brothers of Shawn McLevige are long-time employees in the Company’s Aerospace segment. Leonard McLevige is a technical fellow in the engineering group and earned $224,197 in total compensation in fiscal year 2025, including base salary, any annual incentive bonus, accrued vacation pay, and any other compensation. Steve McLevige is a senior staff engineer and earned $199,637 in total compensation in fiscal year 2025, including base salary, any annual incentive bonus, accrued vacation pay, and any other compensation. Both brothers participate in Woodward’s health, welfare, and retirement benefit plans on the same basis as all our U.S. employees. Their respective compensation was established in accordance with the Company’s employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities. The Board and executive officers of the Company did not have any direct involvement in setting their individual compensation.

Non-Employee Director Compensation

The Board has adopted an Outside Director Compensation Policy. This policy sets forth the types and amounts of compensation that we pay to our non-employee directors. Directors who are also Woodward employees do not receive additional compensation for their services as directors.

Evaluation of Outside Director Compensation Policy

The Nominating and Governance Committee annually evaluates the market competitiveness of the Company’s director compensation program (including with input from the independent compensation consultant retained by the Human Capital & Compensation Committee).

Changes to Director Compensation for Fiscal Year 2025

Effective for fiscal year 2025, and in accordance with the recommendations of the Nominating and Governance Committee and its independent compensation consultant (FW Cook), the Board revised the Company’s Outside Director Compensation Policy to increase the annual cash retainer from $85,000 to $90,000, and to increase the grant date fair value for the annual equity grant from $140,000 to $145,000. These changes were made to keep our non-employee director compensation program aligned with the median compensation of our peer group (using the same peer group that we use for executive compensation purposes).

26 WOODWARD PROXY STATEMENT

CORPORATE GOVERNANCE

Cash Compensation

Non-employee directors are paid an annual cash retainer for Board service, in addition to certain annual cash retainers for any memberships and/or chair positions on various Board committees or as Lead Director. Cash amounts are paid in four equal quarterly installments. Directors do not receive additional compensation for individual Board or Committee meetings attended.

The Outside Director Compensation Policy established cash compensation for non-employee directors at the following levels in fiscal year 2025:

NON-EMPLOYEE DIRECTOR FY 2025 COMPENSATION	ANNUAL COMPENSATION ($)

Annual Retainer		90,000
Additional for Lead Director		30,000

ADDITIONAL FOR COMMITTEE SERVICE	CHAIR ($)	NON-CHAIR MEMBER ($)

Audit Committee	23,000	13,000
Human Capital & Compensation Committee	15,000	6,500
Nominating & Governance Committee	15,000	6,500

Equity Compensation

Equity compensation (in the form of stock options and/or restricted stock units ("RSUs")) is awarded to non‑employee directors annually, based on a grant date fair value. Non-employee directors appointed to the Board during a fiscal year are eligible for an initial equity grant upon their appointment to the Board, which is prorated for the portion of the year served. Our 2017 Omnibus Incentive Plan and the Outside Director Compensation Policy provide that non-employee directors may not receive equity awards exceeding a grant date fair value of $300,000 in any fiscal year (or $450,000 in any fiscal year in which the director is initially appointed).

The following table describes the key terms of the fiscal year 2025 annual equity awards/compensation to non‑employee directors:

WOODWARD PROXY STATEMENT 27

CORPORATE GOVERNANCE

KEY TERMS OF THE FISCAL YEAR 2025 ANNUAL EQUITY AWARDS/
COMPENSATION TO NON-EMPLOYEE DIRECTORS

GRANT DATE	October 1, 2024
GRANT DATE FAIR VALUE	$145,000
EQUITY CHOICE	Non-employee directors could elect whether their annual equity grant was comprised of: > 100% stock options, > 100% RSUs, or > 50% stock options and 50% RSUs (“Equity Choice”).
VESTING SCHEDULE	Equity awards to non-employee directors vest 100% on the first anniversary of the grant date, subject to various accelerated vesting provisions including death, disability, or change in control.
CALCULATION OF AWARDS

The number of awards for each annual equity grant was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). Specifically:

>
the number of stock options awarded was determined by dividing the grant date fair value of the award by the Black-Scholes value of each stock option as calculated by the Company at or near the grant date; and
>
the number of RSUs awarded was determined by dividing the grant date fair value of the award by the closing price of the Company’s stock as quoted on Nasdaq on the grant date.

STOCK OPTION EXERCISE PRICE	The exercise price of any stock options to non-employee directors was $169.34, which was equal to the closing price of the Company’s stock as quoted on Nasdaq on the grant date.
RSU DIVIDEND EQUIVALENTS

Dividend equivalents equal to the dividend per share are credited on each unvested RSU on each dividend payment date, and are deemed to be reinvested in additional RSUs (which may thereafter accrue additional dividend equivalents). Dividend equivalents are paid in shares upon vesting of the underlying RSUs.

Executive Benefit Plan

Our directors are eligible to participate in a non-qualified deferred compensation plan, the Woodward Executive Benefit Plan (the “EBP”). Under the EBP, our directors are able to defer up to 100% of their annual cash compensation, including general Board service and role specific fees.

28 WOODWARD PROXY STATEMENT

CORPORATE GOVERNANCE

Total Non-Employee Director Compensation for Fiscal Year 2025

The following table shows the compensation earned by non-employee members of the Board during the fiscal year ended September 30, 2025:

DIRECTOR	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(1) ($)	TOTAL ($)

Rajeev Bhalla	113,000	144,955	—	257,955
John Cohn	103,000	72,478	72,442	247,920
David Hess	103,000	144,955	—	247,955
Daniel Korte	111,500	144,955	—	256,455
Eileen Paterson	111,500	144,955	—	256,455
Mary Petryszyn(2)	103,000	144,955	—	247,955
Gregg Sengstack	133,000	—	144,961	277,961
Tana Utley	103,000	144,955	—	247,955

(1)
These amounts represent the grant date fair value of the RSU awards or stock options (as applicable) and as calculated by the Company under generally accepted accounting principles in accordance with ASC 718. The per share Black-Scholes value applied for each stock option was $77.15. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November 25, 2025.
(2)
Ms. Petryszyn deferred 100% of her total aggregate cash retainer fees in fiscal year 2025 into the EBP.

Outstanding stock options and unvested stock awards held by our non-employee members of the Board as of September 30, 2025 were as follows:

DIRECTOR	TOTAL OUTSTANDING RSUS (#)	TOTAL OUTSTANDING OPTIONS (#)

Rajeev Bhalla	861	6,844
John Cohn	430	34,379
David Hess	861	8,744
Daniel Korte	861	30,544
Eileen Paterson	861	21,044
Mary Petryszyn	861	1,002
Gregg Sengstack	—	38,216
Tana Utley	861	1,002

CHANGES TO NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL YEAR 2026

Effective for fiscal year 2026, and in accordance with the recommendations of the Nominating & Governance Committee and FW Cook, the Board revised the Company’s Outside Director Compensation Policy to provide for certain changes to our non-employee director compensation program to keep the program aligned with the median compensation of our peer group. Specifically:

>
the additional annual cash retainers were increased for:

(i) the Chair of the Nominating and Governance Committee and the Chair of the Human Capital & Compensation Committee from $15,000 to $16,000, and

(ii) the members of the Nominating and Governance Committee and the members of the Human Capital & Compensation Committee from $6,500 to $7,500; and

>
the annual equity grant for all non-employee directors was increased from $145,000 to $155,000.

WOODWARD PROXY STATEMENT 29

Executive Officers

CHARLES BLANKENSHIP, JR. Chairman of the Board and Chief Executive Officer since May 2022
CAREER HIGHLIGHTS See “Board of Directors — Continuing Directors” for Mr. Blankenship’s biography.
AGE 59

WILLIAM LACEY Executive Vice President and Chief Financial Officer since May 2023

CAREER HIGHLIGHTS

Woodward, Inc.

> Executive Vice President and Chief Financial Officer (May 2023 to present)

Amazon, Inc.

> Vice President of Finance, Books and Kindle Content (2022 to 2023)

Savant Systems, Inc. (“Savant”) and

> President and CEO of the GE Lighting division, which was acquired by Savant in 2020
(2020 to 2022)

General Electric Company (“GE”)

> President and CEO, GE Lighting (2016 to 2020)

> President and CFO, GE Home & Business Solution Lighting (2011 to 2016)

> CFO, GE Healthcare Medical Diagnostic
(2007 to 2011)

> CFO, GE Wind Energy (2002 to 2005)

> Held significant leadership roles during his 28‑year career with GE

AGE 56

THOMAS CROMWELL Executive Vice President and Chief Operating Officer since February 2019

CAREER HIGHLIGHTS

Woodward, Inc.

> Executive Vice President and Chief Operating Officer (February 2019 to present)

Kohler Co., Inc. (“Kohler”)

> Group President, Power (2014 to 2019)

> President, Global Engines (2012 to 2014)

> President, Gasoline Engines (2009 to 2012)
AGE 56

30 WOODWARD PROXY STATEMENT

EXECUTIVE OFFICERS

KARRIE BEM Executive Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer since September 2024

CAREER HIGHLIGHTS

Woodward, Inc.

> Executive Vice President, General Counsel, Corporate Secretary, and Chief Compliance
Officer (September 2024 to present)

United States Air Force Reserve

> Colonel, Contracting Officer (2004 to present)

Lockheed Martin Corporation

> General Counsel, National Security Space, Lockheed Martin Space (2023 to 2024)

> General Counsel, Operations and Astrotech
Space Operations, Lockheed Martin Space
(2022 to 2023)

> General Counsel, Supply Chain and Astrotech Space Operations, Lockheed Martin Space
(2021 to 2022)

> Associate General Counsel, Government Contracting (2009 to 2016)

> General Counsel, Lockheed Martin Commercial Launch Services (2011 to 2016)

United Launch Alliance, LLC (a joint venture of Lockheed Martin Corporation and The Boeing Company)

> Deputy General Counsel (2018 to 2021)

> Acting General Counsel (2019 to 2020)

Defense Contract Management Agency

> HQ Associate General Counsel (2016 to 2018)

AGE 47

RANDALL HOBBS Executive Vice President and President, Industrial since December 2022

CAREER HIGHLIGHTS

Woodward, Inc.

> Executive Vice President and President,
Industrial (December 2022 to present)

General Electric Company (“GE”)

> Senior Executive Director, Rotating Parts & Compressor Airfoils (2013 to 2022)

> General Manager, Supply Chain Strategy Leader (2011 to 2013)

> Held roles of increasing responsibility during his 33-year career with GE, with GE Aviation and GE Transportation, since joining the company in 1989

AGE 57

SHAWN MCLEVIGE Executive Vice President and President, Aerospace since October 2025

CAREER HIGHLIGHTS

Woodward, Inc.

> Executive Vice President and President, Aerospace (October 2025 to present)

> Vice President and General Manager, Engine and Turbine Fluid Systems for the Industrial segment (2024 to 2025)

> Vice President and General Manager of the Aerospace Fuel Systems & Controls business (2022 to 2024)

> Vice President, Engineering for the Aerospace segment (2016 to 2022) > Held varying roles with increasing responsibility since joining Woodward in 2008
AGE 48

There are no family relationships between any of the directors and executive officers listed above.

WOODWARD PROXY STATEMENT 31

Executive Compensation

PROPOSAL 2 —

ADVISORY RESOLUTION

TO APPROVE THE COMPENSATION OF

THE NAMED EXECUTIVE

OFFICERS

ABOUT THIS PROPOSAL

At the Annual Meeting, you will be asked to approve an advisory resolution to approve the compensation of the Company’s named executive officers. This proposal is commonly referred to as a “say-on-pay” vote.

VOTE REQUIRED

The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required for the approval of the advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers. Abstentions will count as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the vote.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS ADVISORY RESOLUTION.

As required by Section 14A of the Exchange Act, we ask our stockholders to vote to approve, on an advisory (non‑binding) basis, the compensation of our named executive officers (“NEOs”) as described in detail in the Compensation Discussion and Analysis (the “CD&A”) and the accompanying tables in the Executive Compensation section of this Proxy Statement. Consistent with the response to the advisory vote of our stockholders at our 2022 annual meeting regarding the recommended frequency of such an advisory resolution, we have presented this proposal to stockholders on an annual basis. The next such advisory vote to approve NEO compensation is expected to occur at the next annual meeting, which is expected to be held in or about January 2027. Although the vote regarding this proposal is non-binding, we value continuing and constructive feedback from our stockholders on executive compensation and other important matters. The Board and the Human Capital & Compensation Committee will consider the voting results when making future executive compensation decisions.

Stockholders should review the entire Proxy Statement including, in particular, the CD&A as well as the Summary Compensation Table and other executive compensation information and tables, for information on our executive compensation program. We believe that proper administration of our executive compensation program should result in the development of a management team that improves our fundamental financial performance and provides value to the long-term interests of the Company and its stockholders.

Accordingly, the Board recommends that stockholders approve the following resolution:

“RESOLVED, that the stockholders of Woodward, Inc. approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Woodward, Inc. Proxy Statement pursuant to Item 402 of Regulation S‑K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying footnotes and narratives.”

32 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Human Capital & Compensation Committee Report

The Human Capital & Compensation Committee makes recommendations to the Board concerning the compensation of the Company’s NEOs. We have reviewed and discussed with management the Compensation Discussion and Analysis that will be included in the Company’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement. The Board approved our recommendation.

Respectfully submitted,

THE HUMAN CAPITAL & COMPENSATION COMMITTEE

DANIEL KORTE Chairperson	DAVID HESS	EILEEN PATERSON	TANA UTLEY

WOODWARD PROXY STATEMENT 33

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

CD&A CONTENTS

34	NAMED EXECUTIVE OFFICERS

35	BUSINESS HIGHLIGHTS

35	FIScAL YEAR 2025 COMPENSATION PROGRAM HIGHLIGHTS

36	COMPENSATION PROCESS
36	Compensation Objectives and Philosophy
37	Consideration of Stockholder Say-on-Pay Vote
37	Role of the Human Capital & Compensation Committee
37	Role of Management
38	Role of the Compensation Consultant
38	Competitive Market-Based Compensation Approach

39	ELEMENTS OF COMPENSATION
39	Fiscal 2025 NEO Target Pay Mix
39	Base Salary
40	Short-Term Incentive Compensation
42	Long-Term Incentive Compensation

45	PERQUISITES

45	CHANGES TO LTI PLAN FOR FISCAL YEAR 2026

45	OTHER COMPENSATION PROGRAMS

46	POST-EMPLOYMENT COMPENSATION AND EMPLOYMENT CONTRACTS

47	COMPENSATION POLICIES AND PRACTICES

Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) provides an overview of our compensation philosophy, strategy, objectives and structure for fiscal year 2025. This section is intended to be read in conjunction with the tables that immediately follow, which provide further historical compensation information for the NEOs.

NEO AND PRINCIPAL POSITION DURING FISCAL YEAR 2025

CHARLES BLANKENSHIP, JR.	WILLIAM LACEY	THOMAS CROMWELL	RANDALL HOBBS	TERENCE VOSKUIL(1)
Chairman of the Board and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Operating Officer	Executive Vice President and President, Industrial	Executive Vice President and President, Aerospace

(1)
As of October 1, 2025 (the first day of the Company’s fiscal year 2026), Mr. Voskuil transitioned to the role of Executive Vice President, Chief Technology Officer, Aerospace. Mr. Voskuil is no longer an executive officer of the Company.

34 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

BUSINESS HIGHLIGHTS

Woodward delivered another year of record sales in fiscal 2025, driven by strong demand and disciplined execution that expanded earnings and strengthened our foundation for growth. Our Aerospace segment delivered substantial sales and margin expansion supported by high aircraft utilization and robust defense activity, while our Industrial segment achieved double-digit growth across power generation and oil & gas markets. With enhanced capabilities and deep customer partnerships, we are well positioned to capture opportunities from the next generation of aircraft and energy systems. We remain focused on growth, operational excellence, and innovation to drive sustained performance and long-term stockholder value.

The dedication of Woodward employees to serving our customers and meeting our commitments to stakeholders drove strong performance in a number of areas:

> We achieved record sales in fiscal year 2025, with sales at $3.6 billion, compared to $3.3 billion in the prior fiscal year.

> We achieved record diluted earnings per share of $7.19 in fiscal year 2025, compared to $6.01 in the prior fiscal year. Adjusted diluted earnings per share1 for fiscal year 2025 were $6.89, compared to $6.11 in fiscal year 2024.

> Net cash provided by operating activities in fiscal year 2025 was $471 million, compared to $439 million in fiscal year 2024. Free cash flow1 was $340 million in fiscal year 2024, compared to $343 million in the prior fiscal year.

Our team continues to make significant progress, guided by our values and motivated by our purpose: “To design and deliver energy control systems that our partners count on to power a clean future.”

1 Adjusted diluted earnings per share and free cash flow are non-GAAP financial measures. See Annex 1 to this proxy statement for a reconciliation between each non-GAAP financial measure and the most directly comparable GAAP measure.

FIScAL YEAR 2025 COMPENSATION PROGRAM HIGHLIGHTS

FISCAL YEAR 2025 SHORT‑TERM INCENTIVE PLAN PAYOUTS

> In November 2025, the Human Capital & Compensation Committee approved final payouts under our fiscal year 2025 short-term incentive plan (“STIP”), which we call the Enterprise Incentive Plan (“EIP”). Performance was achieved at 127% of target.

FISCAL YEAR 2025 LTI PLAN AWARDS

> Our long-term incentive plan (the “LTI Plan”) for fiscal year 2025 consisted of time-based equity in the form of stock options and/or RSUs (weighted 50%) and performance-based equity in the form of performance share units (“PSUs”) (weighted 50%).

> In November 2024, the Human Capital & Compensation Committee approved the award of the fiscal year 2025 PSUs to our NEOs. Performance is measured over a three-year period based on the achievement of total shareholder return ("TSR") relative to the companies in the S&P MidCap 400 Index.

> In February 2025, the Human Capital & Compensation Committee approved the award of fiscal year 2025 time-based equity awards. In accordance with our Equity Choice program, all NEOs elected to receive 100% RSUs, which will vest over a period of three years from the grant date at the rate of 33.33% per year.

FISCAL YEAR 2023 CASH LTI AWARDS

> In November 2025, the Human Capital & Compensation Committee certified the achievement of the fiscal year 2023-2025 Cash LTI awards, with such awards earned at 200% of target. Performance was measured over a three-year period based on the Company’s relative performance against the S&P MidCap 400 for return on capital and earnings per share growth. Mr. Blankenship, Mr. Cromwell, and Mr. Voskuil received these awards; Mr. Lacey and Mr. Hobbs did not participate in the Cash LTI program. There are no remaining open performance cycles for the Cash LTI plan.

WOODWARD PROXY STATEMENT 35

EXECUTIVE COMPENSATION

OUR EXECUTIVE COMPENSATION POLICIES AND PRACTICES

WHAT WE DO

> Significant portion of our executives' compensation opportunity is at-risk

> Annual review of our executive compensation strategy

> Robust compensation peer group adopted on an annual basis, and then used to evaluate the market-competitiveness of our executive compensation program

> Independent compensation consultant engaged by the Human Capital & Compensation Committee

> All members of the Human Capital & Compensation Committee are independent directors under applicable rules

> Cash bonuses under our STIP and certain equity incentives are subject to Company and/or stock price performance

> 50% of long-term incentive awards to officers are provided in the form of performance-based equity awards

> Multi-year vesting periods for employee equity awards

> Rigorous approach to aligning performance metrics with appropriate time horizons, supporting strong alignment with stockholder interests

> Caps on performance-based short- and long-term incentives, including when TSR is negative

> Double-trigger provisions for payments related to a change in control

> Annual risk assessment of our compensation programs

> Clawback policy for incentive-based compensation (cash and equity)

> Stock ownership guidelines for executive officers and directors

WHAT WE DON’T DO

> No excise tax gross-ups upon a change in control

> No hedging, pledging or short selling of Woodward stock

> No strict benchmarking of compensation to a specific percentile of our peer group

> No repricing of any stock options without stockholder approval

> No employment contracts with any executive officer

Compensation Process

Compensation Objectives and Philosophy

To promote and reward the creation of long-term stockholder value and the achievement of Company objectives, we designed our executive compensation philosophy to help us achieve the following goals:

> attract, retain and motivate superior talent who exemplify the core values expressed in our Constitution	> maintain a market-based strategy that provides a competitive total compensation opportunity, without strictly benchmarking compensation to a specific percentile of our peer group	> align compensation to key business strategies, financial performance, stockholder interests, and long‑term value creation

> focus on pay-for-performance by providing at-risk, performance-based pay opportunities that comprise a significant portion of the total compensation opportunity to motivate and reward for strong performance

36 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Consideration of Stockholder Say-on-Pay Vote

In January 2025, more than 95% of stock present and entitled to vote approved our Say-on-Pay proposal. The Human Capital & Compensation Committee determined that the favorable vote demonstrated strong stockholder support for Woodward’s overall executive compensation approach, and further determined that current practices and processes did not require any significant modifications to achieve the desired results or to address stockholder concerns.

>95%	of stock present and entitled to vote approved our Say-on-Pay proposal in Jan. 2025
95%	average stockholder approval of stock present and entitled to vote on our Say-on-Pay proposals over the last 10 years

The Human Capital & Compensation Committee will continue to consider the outcome of these advisory votes and feedback from our stockholders when evaluating future executive compensation arrangements.

Role of the Human Capital & Compensation Committee

As part of the annual executive compensation process, the Human Capital & Compensation Committee:

> determines our CEO’s compensation by evaluating his performance against a set of objectives through a defined process led by the Human Capital & Compensation Committee Chairperson, involving all independent Board members;

> determines the compensation arrangements for our other executive officers;

> reviews and reassesses our executive compensation program, including the performance of an annual risk assessment; and

> reviews and approves the plan design and performance metrics for our STIP, which we also call the EIP.

In making executive compensation decisions for fiscal year 2025, the Human Capital & Compensation Committee sought the assistance of its independent compensation consultant, FW Cook, as well as our CEO and our management team (as described below). The Human Capital & Compensation Committee reviewed the cash and equity compensation and other compensation components for our executive officers to ensure they would be properly incentivized and rewarded for their and the Company’s performance.

Role of Management

In making executive compensation decisions, the Human Capital & Compensation Committee solicits input from management, as appropriate, with respect to individual and Company performance. The CEO provides an evaluation of executive officer performance and, in coordination with FW Cook, makes recommendations with respect to executive officer compensation (other than with respect to his own compensation).

In coordination with FW Cook, management develops and recommends short- and long-term incentive plan structure, design, performance measures, and targets, and further provides background information regarding our strategic objectives, performance evaluation process, talent management, and succession planning.

All decisions regarding executive compensation are ultimately made by the Human Capital & Compensation Committee. No employees were present during the discussion of their own compensation.

WOODWARD PROXY STATEMENT 37

EXECUTIVE COMPENSATION

Role of the Compensation Consultant

The Human Capital & Compensation Committee retains FW Cook as its independent executive compensation consultant to support the Committee’s oversight of our executive compensation program. FW Cook regularly participates in Human Capital & Compensation Committee meetings, both with and without management, and advises the Human Capital & Compensation Committee on compensation trends and best practices, program design, and the process used to determine the reasonableness of individual compensation awards. In addition, FW Cook informs the Human Capital & Compensation Committee of regulatory developments, market trends, and corporate governance matters related to executive compensation.

FW Cook also provides guidance to the Nominating and Governance Committee with respect to non-employee director compensation. FW Cook does not provide any other services to the Company or management.

Compensation Consultant Independence

The Human Capital & Compensation Committee annually reviews the independence of its independent compensation consultant. Based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C‑1(b)(4) of the Exchange Act, Rule 5605(d)(3)(D) of the Nasdaq listing rules, and such other factors as were deemed relevant under the circumstances, the Human Capital & Compensation Committee has determined that FW Cook is independent and that its work does not raise any conflict of interest.

Competitive Market-Based Compensation Approach

Our executive compensation program is benchmarked to be competitive with our compensation peer group. The Human Capital & Compensation Committee considers quantitative comparative data from our compensation peer group in determining each element of compensation for each NEO, without targeting a specific percentile. In consultation with FW Cook, the Human Capital & Compensation Committee reviews the compensation peer group annually, and makes modifications if appropriate. In April 2024, the Human Capital & Compensation Committee approved a compensation peer group for fiscal year 2025 compensation decisions based on the following criteria:

COMPETITORS FOR BUSINESS AND/OR EMPLOYEE/ EXECUTIVE TALENT; SIMILAR MARKETS SERVED

> Industrial companies in the following sub-industries to align with competitors for business and executive/employee talent:

• Industrial Machinery,

• Aerospace & Defense,

• Electrical Components & Equipment, and

• Electronic Equipment & Instruments

> To align with Woodward’s business focus, companies that primarily serve Aerospace & Defense, Industrial, and/or Energy markets

> Companies with global operations to align with Woodward’s profile

SIMILAR IN SIZE TO WOODWARD

> Companies with revenues between 0.33x to 3x Woodward’s revenues

> Companies with market capitalizations between 0.25x and 4x Woodward’s market capitalization

> Secondary Metrics:

• operating income,

• enterprise value, and

• headcount

Based on its annual review, the Human Capital & Compensation Committee determined to remove Aerojet Rocketdyne from the fiscal year 2025 compensation peer group due its acquisition by L3Harris Technologies, Inc. No other changes were made to the fiscal year 2025 compensation peer group as compared to 2024. Woodward’s revenues at the time of approval of this compensation peer group were positioned around the 44th percentile of the peer group and our market capitalization was positioned at the 53rd percentile.

38 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

The companies comprising the fiscal year 2025 compensation peer group were as follows:

FISCAL YEAR 2025 COMPENSATION PEER GROUP

> Barnes Group Inc.	> Hexcel Corporation	> Kennametal Inc.
> Crane Co.	> Howmet Aerospace, Inc.	> Moog Inc.
> Curtiss-Wright Corporation	> Hubbell Inc.	> Nordson Corporation
> Donaldson Company, Inc.	> IDEX Corporation	> Sensata Technologies Holding plc
> Flowserve Corp.	> ITT Inc.	> The Timken Company
> Graco Inc.

The Human Capital & Compensation Committee views competitive market information as a helpful reference, but this information is not the sole determinant of our executive compensation. In establishing appropriate compensation opportunities for executive officers, the Human Capital & Compensation Committee considers other factors, including, but not limited to, depth of experience, tenure in position, past performance, internal equity, and retention risk.

Elements of Compensation

Fiscal 2025 NEO Target Pay Mix

The tables below reflect the target annual pay mix in fiscal year 2025 for the NEOs as approved by the Human Capital & Compensation Committee. The numbers in the CEO chart below do not add up to 100% due to the impacts of rounding.

2025 TOTAL PAY MIX AT TARGET

Base Salary

Base salary is the only fixed component of our NEOs’ total compensation and provides stable, competitive pay to attract, motivate, and retain our NEOs. Base salaries typically reflect each NEO’s experience, skills, knowledge, and responsibilities, although comparative market data also plays a role in setting base salary levels. We do not apply specific formulas to determine salary changes. Instead, the salaries of our NEOs are reviewed on an annual basis by the Human Capital & Compensation Committee based on our compensation objectives and philosophy. Salary changes for our NEOs are typically approved by the Human Capital & Compensation Committee in September and generally become effective on or about January 1st each year.

WOODWARD PROXY STATEMENT 39

EXECUTIVE COMPENSATION

Following its annual review, in September 2024, the Human Capital & Compensation Committee approved the following adjustments to the base salaries of our NEOs:

NEO	2024 BASE SALARY(1) ($)	2025 BASE SALARY(1)(2) ($)	% INCREASE
Charles Blankenship, Jr.	1,145,000	1,190,000	3.9%
William Lacey	600,000	625,000	4.2%
Thomas Cromwell	676,000	700,000	3.6%
Randall Hobbs	587,000	605,000	3.1%
Terence Voskuil	550,000	585,000	6.4%

(1)
Base salary changes became effective on or about January 1st of the applicable calendar year.
(2)
Because base salary adjustments were effective during the second quarter of the fiscal year, amounts disclosed in the Summary Compensation Table differ from the annualized base salary amounts included in this table.

Short-Term Incentive Compensation

All executive officers participate in the EIP. The EIP is designed to incentivize performance on key annual financial and strategic priorities that are critical to our long-term success. The EIP performance metrics and targets reflect rigorous targets focused on key business success factors that drive performance and challenge our management to achieve higher financial and operational performance at the enterprise level. Under the EIP, the Human Capital & Compensation Committee:

> establishes a target incentive award for each executive officer as a percentage of base salary,

> establishes performance metrics for the fiscal year, and

> measures performance on an enterprise basis following the completion of the fiscal year.

For fiscal year 2025, the EIP was based 80% on financial metrics and 20% on strategic metrics.

Financial Metrics (80% Weight)

For fiscal year 2025 EIP, the Human Capital & Compensation Committee determined to use EIP Earnings Per Share (“EIP EPS”) and EIP Free Cash Flow (each as defined below) as the financial metrics. For each financial metric, the Human Capital & Compensation Committee established quantitative threshold, target, and maximum performance levels. The performance metrics were established to set challenging yet attainable targets.

For purposes of the EIP performance metrics for fiscal year 2025, “EIP EPS” and “EIP Free Cash Flow” mean, respectively, (i) the Company’s reported diluted earnings per share, and (ii) the Company’s reported cash from operations, less capital expenditures, and in each case calculated without consideration to infrequent or unusual income, expenses, gains, losses or other impacts totaling in excess of 2% of the Company’s net earnings for the fiscal year, including but not limited to any such items that are related to or associated with any: acquisitions or divestitures; reorganization or restructuring activities; litigation or claim judgments or settlements; impact of any changes in or assumptions related to tax or other statutes, regulations or other applicable laws or accounting principles, and in each case, that were not previously contemplated; foreign exchange fluctuations; asset write-downs; stock repurchases; or other significant elements or items as provided in Section 11.2 of the Woodward 2017 Omnibus Incentive Plan. In addition, if at the end of the performance period, the Human Capital & Compensation Committee believes that the achievement of the specific performance metrics under the EIP is not reflective of the Company’s expected level of financial, operating or other performance, the Human Capital & Compensation Committee may in its discretion modify the amount of any EIP payout to be made under the plan.

40 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Application of the above factors resulted in the financial payout factor shown in the table below. Please refer to “Annex 1 — Adjusted and Non-U.S. GAAP Financial Measures” at the end of this proxy statement to see the adjustments made for purposes of EIP EPS and EIP Free Cash Flow.

The following table sets out the fiscal year 2025 EIP financial metrics, weighting, performance targets, and payout factor approved by the Human Capital & Compensation Committee. We employ the use of a flatter funding curve for performance that is within close range of target to moderate payouts proximate to the target level of performance.

FINANCIAL PERFORMANCE METRIC	WEIGHT (%)	THRESHOLD (0%) ($)	TARGET ZONE LOW (90%) ($)	TARGET (100%) ($)	TARGET ZONE HIGH (110%) ($)	MAXIMUM (200%) ($)	ACTUAL ($)	CALCULATED PAYOUT (%)	WEIGHTED PAYOUT (%)

EIP Earnings Per Share ($)	50%	5.30	5.99	6.24	6.49	7.18	6.91	165%	82%
EIP Free Cash Flow ($)	50%	260M	335M	360M	385M	460M	343	93%	47%
Financial Payout Factor									129%

Strategic Metrics (20% Weight)

For the fiscal year 2025 EIP, the Human Capital & Compensation Committee established two strategic metrics for “Safety” and “People & Culture” performance. Safety of our employees is a top priority, and promoting and strengthening People & Culture at Woodward is a cornerstone of our human capital management strategy. The strategic metrics are qualitative in nature and measured following the completion of the fiscal year. When determining performance under the strategic metrics, the Human Capital & Compensation Committee evaluated performance during the fiscal year, considering both the successes and disappointments we experienced.

The objective of the Safety metric is to strengthen and solidify a safety culture across the Company where safety remains the foremost priority for all employees, and to continuously enhance our proactive efforts to increase layers of risk protection, ensuring sustained and measurable improvements in safety practices and outcomes. Performance under the Safety metric was measured based on meaningful progress achieved in the rollout of our Human and Organizational Performance (“HOP”) program, including finalizing our HOP rollout to all facilities, establishing HOP standard work and HOP networks, and deploying our Safety Coin initiative at all locations to reinforce a ‘stop and seek help’ culture. Additionally, we continued to make significant progress in our Fatality and Serious Injury (“FSI”) prevention efforts to reduce workplace risk and enhance workplace safety, including by strengthening the layers of protection across all categories to improve safety and operational resilience. We believe HOP and FSI prevention are driving meaningful cultural change at Woodward and improving safety outcomes.

The objective of the People & Culture Metric is to strengthen engagement and promote our values-driven culture by embedding, promoting and celebrating behaviors aligned to our core values and ensuring they are recognized as a fundamental driver of success for our people and our organization. Performance under the People & Culture metric was measured based on meaningful progress in our multi-year effort to elevate Woodward values into daily work, strong participation and results in our enhanced employee engagement survey, and the successful early deployment of our front-line leadership program to equip leaders with values-driven leadership and lean skills.

STRATEGIC METRICS	PAYOUT FACTOR (0-200%)

Safety, People & Culture	120%

WOODWARD PROXY STATEMENT 41

EXECUTIVE COMPENSATION

Summary of EIP Payout Calculations

The final payout factor and payout amounts for each of our NEOs, as approved by the Human Capital & Compensation Committee, are shown below.

EIP PAYOUT FACTOR	WEIGHTING (%)	2025 PAYOUT FACTORS (%)	WEIGHTED PAYOUT (%)
Financial Metrics	80%	129%	103%
Strategic Metrics	20%	120%	24%
Overall Payout Factor			127%

NEO	TARGET AS A % OF BASE SALARY(1)	TARGET AWARD ($)	PAYOUT FACTOR (%)	PAYOUT ($)

Charles Blankenship, Jr.	120%	1,413,465	127%	1,795,100
William Lacey	80%	494,615	127%	628,161
Thomas Cromwell	80%	554,831	127%	704,636
Randall Hobbs	80%	480,125	127%	609,759
Terence Voskuil	80%	460,462	127%	584,786

(1)
For purposes of the EIP, “base salary” means eligible base wages paid during the applicable fiscal year. Target percentages are unchanged from fiscal year 2024.

Long-Term Incentive Compensation

Similar to fiscal year 2024, our LTI Plan for fiscal year 2025 consisted of time-based equity in the form of stock options and/or RSUs (weighted 50%) and performance-based equity in the form of PSUs (weighted 50%). The Human Capital & Compensation Committee adopted equal relative weightings for each element to balance Woodward’s need for long-term retention provided by time-based equity with Woodward’s desire to provide management with the opportunity to earn additional incentive compensation based on the achievement of the company’s long-term financial objectives, which will ultimately deliver stockholder value.

The Human Capital & Compensation Committee believes our LTI Plan design effectively supports our long-term business and strategic goals and directly ties the long-term goals of our executive leadership team to the interests of our stockholders. The LTI Plan is also an important tool we use to motivate and retain our executive officers. In consultation with our CEO (other than with respect to himself) and FW Cook, the Human Capital & Compensation Committee approves a grant date fair value for the LTI awards for each executive officer, taking into account the factors as described above.

Time-Based Equity Compensation

Pursuant to our Equity Choice program, our executive officers could elect whether their annual time-based equity grant was comprised of:

(i)
100% stock options,
(ii)
100% RSUs, or
(iii)
50% stock options and 50% RSUs.

We believe stock options are aligned with stockholder interests because the participant does not benefit from the award unless there is stockholder value creation (i.e., an increase in the stock price) after the date of grant. Also, the value of the RSU awards is directly tied to the performance of the Company's stock price, which aligns the interests of participants with the long-term success of the Company. The combined availability of stock options and RSUs

42 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

gives our executives the opportunity to balance the incentive award in a manner that suits their particular risk profile and their own preferences in financial or tax planning. In determining to adopt the Equity Choice program, the Human Capital & Compensation Committee considered:

> historical Woodward equity compensation practices,

> market trends,

> employee preferences and flexibility, and

> the impact of Equity Choice on employee attraction and retention.

All NEOs elected to receive 100% RSUs in fiscal year 2025.

The grant date for our fiscal year 2025 annual time-based equity awards was February 10, 2025. RSUs vest over a period of three years from the grant date at the rate of 33.33% per year, generally subject to continued service to the Company. Had any stock options been awarded, they would have vested over a period of four years from the grant date at the rate of 25% per year, generally subject to continued service to the Company, and the exercise price would have been equal to the closing price as quoted on Nasdaq on the grant date. The Human Capital & Compensation Committee selected the applicable RSU and stock option vesting periods to align with market practice.

The time-based equity awards granted to our NEOs under the LTI Plan in fiscal year 2025 were as follows:

NAME	EQUITY CHOICE ELECTION	APPROVED AWARD VALUE ($)	NUMBER OF RSUS (#)	NUMBER OF STOCK OPTIONS (#)
Charles Blankenship, Jr.	100% RSUs	2,950,000	15,277	—
William Lacey	100% RSUs	637,500	3,301	—
Thomas Cromwell	100% RSUs	925,000	4,790	—
Randall Hobbs	100% RSUs	412,500	2,136	—
Terence Voskuil	100% RSUs	412,500	2,136	—

Performance-Based Equity Compensation

Performance-based equity is awarded in the form of PSUs. Performance is measured over a three-year period based on the achievement of total shareholder return ("TSR") relative to the companies in the S&P MidCap 400 Index. The PSUs will vest only if the pre-established performance targets are achieved. If the Company’s absolute TSR during the performance period is negative, the maximum payout is capped at 100% of target.

The ultimate payout (if any) is based on the following performance criteria:

RELATIVE TSR PERFORMANCE	PERFORMANCE LEVEL	PAYOUT
75th percentile or greater	Maximum	150% of target
50th percentile	Target	100% of target
25th percentile	Threshold	50% of target
Less than 25th percentile	Below Threshold	0% of target

Linear interpolation applies for performance between disclosed payout levels.

Measuring performance on a relative basis mitigates the impact of macroeconomic factors (both positive and negative) that are beyond management’s control, and thus provides rewards that are more directly aligned with performance through different economic cycles. This measurement method aligns the interests of the executive officers and stockholders by rewarding performance that exceeds that of comparable companies. The S&P MidCap 400 was selected as the peer group because its constituents represent similarly-sized investment opportunities for Woodward’s stockholders.

WOODWARD PROXY STATEMENT 43

EXECUTIVE COMPENSATION

All fiscal year 2025 PSUs were granted on November 27, 2024.

The target number of PSUs is equal to the approved award value divided by the Monte Carlo valuation for each PSU, which is determined as of the date of grant. The PSU awards to our NEOs in fiscal year 2025 were as follows:

NAME	APPROVED AWARD VALUE ($)	TARGET NUMBER OF PSUS (#)
Charles Blankenship, Jr.	2,950,000	14,997
William Lacey	637,500	3,240
Thomas Cromwell	925,000	4,702
Randall Hobbs	412,500	2,097
Terence Voskuil	412,500	2,097

Long-Term Cash Compensation

The Cash LTI plan was closed to new participants as of the beginning of fiscal year 2023 and no Cash LTI awards were made for fiscal year 2024 or 2025. Nonetheless, the three-year performance cycle for the 2023 Cash LTI awards was completed in the 2025 fiscal year. There are no remaining open performance cycles for the Cash LTI plan.

2023 Cash LTI – 2025 Fiscal Year Performance

In November 2025, the Human Capital & Compensation Committee certified the following performance achievement and associated payouts under the fiscal year 2023-2025 Cash LTI awards.

METRIC(1)	WEIGHTING (%)	COMPANY PERFORMANCE	ACHIEVEMENT PERCENTAGE OF PERFORMANCE GOAL	ACTUAL PAYOUT AS A % OF TOTAL TARGET BONUS

Return on Capital	50%	75.4 Percentile	200%	100%
Growth in Earnings Per Share	50%	91.2 Percentile	200%	100%
Total				200%

(1)
Performance and corresponding payouts under the Cash LTI plan was measured pursuant to a relative measurement methodology that compared our performance to the companies in the S&P MidCap 400 Index. Threshold performance at the 50th percentile would have resulted in a payout at 50% of target; target performance at the 60th percentile would have resulted in a payout at 100% of target; and maximum performance at the 75th percentile would have resulted (and did result) in a payout at 200% of target. Linear interpolation applied for performance between disclosed payout levels. “Return on Capital” is measured by taking net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, stockholders’ equity, and any non‑controlling interest. “Growth in Earnings per Share” is measured by taking net income, adjusted for any accounting changes, divided by the number of fully diluted common shares outstanding, which is then compared to a baseline earnings per share to calculate the growth in diluted earnings per share during such cycle.

NEO	ACTUAL AWARD ($)

Charles Blankenship, Jr.	1,100,000
William Lacey(1)	—
Thomas Cromwell	525,040
Randall Hobbs(1)	—
Terence Voskuil	364,000

(1)
Mr. Lacey and Mr. Hobbs did not participate in the Cash LTI plan because their respective employments with the Company began after it was closed to new participants.

44 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Perquisites

Due to the outcome of a threat, vulnerability, and risk assessment conducted because of increased security threats, which include specific threats to our CEO’s safety arising directly as a result of his position with the Company, the CEO is now required to use Company aircraft for all personal and business travel within North America. The Human Capital & Compensation approved this arrangement. Management provides regular reports to the Chairperson of the Human Capital & Compensation Committee regarding personal use of Company aircraft by the CEO. The Company actively monitors the evolving risk environment and will recommend to the Human Capital & Compensation Committee updated security protocols, as necessary.

The other NEOs may also use Company aircraft for limited personal travel, depending on circumstances and availability, and only upon receiving the approval of the CEO or the General Counsel.

We also provide our NEOs with supplemental long-term disability insurance, and we offer them an opportunity to participate annually in an executive physical program to promote overall health and wellness.

In fiscal year 2024, the Human Capital & Compensation Committee approved certain relocation benefits for the CEO through December 31, 2024, which was the last day of the first quarter of fiscal year 2025. These benefits included the reimbursement of his commute between his current state of residence and Fort Collins, Colorado, as well as temporary housing (“Commuting Benefits”).

The Human Capital & Compensation Committee regularly reviews our practices and disclosures regarding perquisites. The incremental cost to the Company of providing these perquisites to the NEOs is reflected in the “All Other Compensation” column of the Summary Compensation Table. All NEOs are taxed on the benefit value of these benefits and perquisites, and the Company does not provide any tax gross-ups related to such amounts.

CHanges to LTI PLan for FIscal year 2026

Effective for fiscal year 2026, the Human Capital & Compensation Committee has determined to make certain changes to the LTI Plan. The LTI Plan will again be comprised of time-based equity in the form of stock options and/or RSUs (weighted 50%) and performance-based equity in the form PSUs (weighted 50%). However, the PSUs will now be evenly weighted between two different PSU types.

> 50% of the fiscal year 2026 PSU awards to our NEOs will be based on the achievement of TSR relative to the companies in the S&P MidCap 400 Index (the “rTSR PSUs”). The rTSR PSUs will vest over a three-year performance period, and they will now be subject to a mandatory one-year post vest holding period. The maximum payout opportunity will be 200%, as compared to 150% for fiscal year 2025.

> 50% of the fiscal year 2026 PSU awards to our NEOs will now be based on the achievement of certain return on invested capital goals (the “ROIC PSUs”). The ROIC PSUs will vest at the end of a three-year performance period. ROIC performance will be measured over three discrete, equally weighted one-year periods, with earned awards vested and distributed following the end of the third year. The maximum payout opportunity for the ROIC PSUs will be 200%.

Other Compensation Programs

The NEOs are eligible to participate in health, welfare, and retirement benefits on the same basis as all of our U.S. employees. These benefits include:

> a group health insurance program;

> life insurance, inclusive of employee life, additional buy-up employee life, optional spouse life, and optional child life;

> Accidental Death & Dismemberment insurance;

> Short-Term Disability;

> Long-Term Disability;

WOODWARD PROXY STATEMENT 45

EXECUTIVE COMPENSATION

> A Company-sponsored 401(k) tax-qualified retirement savings plan (the “Woodward Retirement Savings Plan”). We match employee contributions 100% for the first 3% of eligible compensation that is contributed and 50% for the next 3% of eligible compensation that is contributed (up to a 4.5% match). Additionally, we maintain the Woodward Stock Plan inside of the Woodward Retirement Savings Plan, to which the Company makes an annual contribution on behalf of each eligible employee of 5% of eligible wages. Employee contributions, Company match contributions, and Woodward Stock Plan contributions are all vested immediately; and

> Retirement Income Plan (Company contribution of 1.5% of eligible wages, and 0.1% for each year of additional service). The Retirement Income Plan was closed to new participants as of September 30, 2003, with prior participants grandfathered. Mr. Voskuil is the only NEO who participates in the Retirement Income Plan.

Our NEOs are also eligible to participate in a non‑qualified deferred compensation plan (the “Executive Benefit Plan” or the “EBP”). The EBP is also available to other key members of management and members of the Board. Employee participants are able to defer up to 50% of base salary, and up to 100% of any cash incentive (EIP and/or Cash LTI) payments.

All of our tax-qualified plans are subject to applicable limitations set by the Internal Revenue Service (“IRS”). Supplemental contributions to the EBP are made for the Woodward Retirement Savings Plan, the Woodward Stock Plan, and the grandfathered Retirement Income Plan and are solely to restore for IRS limitations.

The benefits described in this section are paid to remain competitive in the marketplace. Amounts relating to certain of these benefits may be found in the “All Other Compensation” column of the Summary Compensation Table.

Post-Employment Compensation and Employment Contracts

The Company’s NEOs are not employed under general employment contracts and are employees at-will.

We have entered into severance and change in control agreements with each of the NEOs. The agreements provide for severance benefits in the event of a qualifying termination (i.e., a termination of employment without “Cause” or the NEO’s resignation for “Good Reason”), whether within or outside a change in control period, although the benefits are different in each circumstance as more fully reflected below under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control.”

The severance benefits are intended to ease the consequences of a qualifying termination of employment. These benefits are also designed to prevent our senior executives from seeking employment with our competitors or elsewhere after a qualifying termination or from soliciting our employees or customers during a period after a qualifying termination.

The benefits applicable during a change in control period are designed to help align actions and behaviors with, and in the best interests of, our stockholders in the event of a proposed or actual change in control transaction, to retain these executives through a change in control transaction and to enable them to remain focused on running the business to ensure a smooth transition. The change in control benefits are designed to preserve productivity, avoid disruption, and prevent attrition in the event we are involved in a change in control transaction.

The benefits applicable during a change in control period also motivate executives to pursue transactions that are in our stockholders’ best interests notwithstanding the potential negative impact of the transaction on their future employment. While cognizant of their terms, the Human Capital & Compensation Committee does not view the severance and change in control agreements as an element of current compensation, and such arrangements do not necessarily affect the Human Capital & Compensation Committee’s annual compensation decisions.

For a further description of the severance and change in control agreements, see the information under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control.”

46 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation policies and practices

INSIDER TRADING POLICY

The Company has adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees, and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing rules. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2025.

HEDGING AND PLEDGING POLICY

Under our written policies, no directors or employees (including officers) of the Company are permitted to purchase our stock on margin, or to short sell, buy or sell puts or calls, or to engage in any other transaction related to Woodward securities that hedge or offset, or are designed to hedge or offset any decrease in the market value of Woodward securities, whether such securities are granted to such employee or director by the Company as part of compensation, or held by the employee or director. In addition, directors and employees of the Company are not permitted to pledge Woodward stock under any circumstances.

CLAWBACK POLICY

The Human Capital & Compensation Committee maintains a Clawback Policy that is designed to enable the Company to recover erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is designed to comply with, and to be interpreted in a manner consistent with, Section 10D of the Exchange Act, SEC Rule 10D-1, and with the Nasdaq listing rules. Under the policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Clawback Policy. Furthermore, under the policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss. A copy of the Clawback Policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2025 and can be found on our website at https://ir.woodward.com/overview.

OPTION GRANT POLICIES

The Human Capital & Compensation Committee establishes an annual grant date for all annual equity awards and also approves certain off-cycle equity awards from time to time. The grant date for all such awards (including stock options) falls during a regular quarterly open trading window. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

STOCK OWNERSHIP GUIDELINES

To align the interests and objectives of our directors and officers with those of our stockholders, the Board has established stock ownership guidelines. Accumulation of the value of stock required under the ownership guidelines is generally required within 60 months of the date such person becomes subject to the updated guidelines. The securities counted toward the ownership requirement include common stock, unvested RSUs, and Woodward shares held in the Woodward Retirement Savings Plan and EBP. Unearned PSUs and the value attributable to unexercised stock options, whether vested or unvested, do not count towards the guidelines.

STOCK OWNERSHIP GUIDELINES

POSITION	STOCK OWNERSHIP GUIDELINES	COMPLIANCE PERIOD	CURRENT STATUS
Non-Employee Members of the Board	5x annual cash retainer	60 months from appointment, or adoption of new guidelines	Met, or on track to do so within the 5-year timeframe
CEO	5x base salary
CFO, COO, and Business Presidents	3x base salary
Other Executive Vice Presidents	2x base salary

WOODWARD PROXY STATEMENT 47

EXECUTIVE COMPENSATION

Executive Compensation Tables and Narrative

Summary Compensation Table

The following tables set forth compensation information for the NEOs for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2025.

NAME AND PRINCIPAL POSITION DURING FISCAL YEAR 2025	FISCAL YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)
Charles Blankenship, Jr.	2025	1,177,887	-	5,898,696	-	2,895,100	511,193	10,482,876
Chairman and Chief	2024	1,132,885	-	7,202,743	-	2,191,082	651,155	11,177,865
Executive Officer	2023	1,100,000	-	874,561	3,159,750	1,872,200	609,025	7,615,536
William Lacey	2025	618,269	-	1,274,471	-	628,161	107,684	2,628,586
Executive Vice President	2024	579,808	-	1,516,328	-	589,085	340,631	3,025,852
and Chief Financial Officer	2023	191,827	400,00	719,962	440,607	212,928	105,942	2,071,266
Thomas Cromwell	2025	693,539	-	1,849,455	-	1,229,676	80,223	3,852,894
Executive Vice President	2024	670,696	-	2,211,245	-	1,001,269	79,312	3,962,522
and Chief Operating Officer	2023	649,515	-	286,206	1,033,962	720,962	74,178	2,764,823
Randall Hobbs	2025	600,156	-	824,773	-	609,759	81,205	2,115,894
Executive Vice President	2024	582,423	-	1,121,932	-	591,742	113,281	2,409,378
and President, Industrial	2023	459,423	700,000	4,301,713	396,041	498,860	2,589,439	8,945,476
Terence Voskuil	2025	575,577	-	824,773	-	948,786	76,316	2,425,452
Executive Vice President and President, Aerospace	2024	541,923	-	692,344	255,168	727,974	73,045	2,290,454

Note: The Change in Pension Value and Non-Qualified Deferred Compensation Earnings columns have been omitted from this table because they are not applicable.

(1)
Amounts reflect the aggregate grant date fair value of RSU awards (if any) and PSU awards (if any), as calculated by the Company under generally accepted accounting principles in accordance with ASC 718. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November 25, 2025. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The total grant date fair value of the PSUs that may be earned depending on Woodward’s relative TSR remains the same whether the maximum, target, or below target performance is earned.
(2)
Amounts include compensation earned under the Cash LTI plan (if any) and the EIP.
(3)
The amounts reported include the following, and are detailed in the table following this footnote:
>
Woodward contributions to the Woodward Retirement Savings Plan, which consists of a 401(k) component, a Woodward common stock component (the Woodward Stock Plan), and a Retirement Income Plan component (which was closed to new entrants hired after 2003).
>
Woodward contributions to the EBP which the executive would have been entitled if the benefit had been calculated without regard to the limit under the Internal Revenue Code on total contributions, benefit eligible compensation, and/or salary deferrals.
>
In accordance with our standard relocation policy that is applicable to all employees, payments made in fiscal year 2025 to federal and state tax authorities in connection with relocation benefits paid to Mr. Blankenship in fiscal year 2025 and 2024 (such benefits are included in the Commuting Benefits, as described above) and Mr. Hobbs in fiscal year 2023. Our relocation policy provides for these payments to offset the economic loss suffered by the relocated employee on account of taxes owed on certain relocation benefits paid by the Company. These tax assistance benefits were determined and provided to Mr. Blankenship and Mr. Hobbs in the same way as for any other employees who receive relocation benefits.
>
Commuting Benefits for our CEO, as more fully described in “Perquisites” above.
>
Personal security travel perquisites. As described in “Perquisites” above, our CEO is now required to use Company aircraft for all personal and business travel within North America. Additionally, the other NEOs may also use Company aircraft for limited personal travel, depending on circumstances and availability, and only upon receiving the required approvals.
>
Supplemental long-term disability insurance costs.
>
Company contributions toward an executive physical program.

48 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

TABLE TO FOOTNOTE (3) ABOVE

	BLANKENSHIP ($)	LACEY ($)	CROMWELL ($)	HOBBS ($)	VOSKUIL ($)
Retirement Savings Plan Contributions	33,000	33,000	33,000	33,000	42,315
Executive Benefit Plan Contributions	76,000	24,225	31,445	22,990	25,010
Relocation Related Tax Payments	35,769	—	—	785	—
Commuting Benefit Costs	116,176	—	—	—	—
Personal Security Travel Costs	222,088	36,551	—	9,735	—
Supplemental Long-Term Disability Insurance	26,060	11,958	13,828	11,345	8,991
Executive Physical Program	2,100	1,950	1,950	3,350	—
Total	511,193	107,684	80,223	81,205	76,316

WOODWARD PROXY STATEMENT 49

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards for Fiscal Year ending September 30, 2025

The following table reflects estimated possible payouts under equity and non-equity incentive plans to the NEOs during fiscal year 2025. Annual bonuses were awarded under the EIP. Long-term incentive awards were granted in the form of RSUs and PSUs. Pursuant to their respective Equity Choice elections, no NEO was awarded any stock options in fiscal year 2025. See the “Compensation Discussion and Analysis” for more details.

			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED POSSIBLE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF	GRANT DATE FAIR VALUE OF STOCK
NAME	GRANT DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	STOCK OR UNITS (#)	AWARDS(1) ($)
Blankenship	-	EIP	-	1,413,465	2,826,929
	11/27/24	PSU				7,499	14,997	22,496		2,948,860
	02/10/25	RSU							15,277	2,949,836
Lacey	-	EIP	-	494,615	989,231
	11/27/24	PSU				1,620	3,240	4,860		637,081
	02/10/25	RSU							3,301	637,390
Cromwell	-	EIP	-	554,831	1,109,663
	11/27/24	PSU				2,351	4,702	7,053		924,554
	02/10/25	RSU							4,790	924,901
Hobbs	-	EIP	-	480,125	960,250
	11/27/24	PSU				1,049	2,097	3,146		412,333
	02/10/25	RSU							2,136	412,440
Voskuil	-	EIP	-	460,462	920,923
	11/27/24	PSU				1,049	2,097	3,146		412,333
	02/10/25	RSU							2,136	412,440

(1)
The amounts reported in this column represent the grant date fair value of RSU and PSU awards (as applicable) in accordance with ASC 718. The grant date fair value for PSUs was calculated in accordance with ASC 718 using a Monte Carlo simulation. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November 25, 2025. The total grant date fair value of the PSUs that may be earned depending on Woodward’s relative TSR remains the same whether the maximum, target, or below target performance is earned.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation” in the Compensation Discussion and Analysis above for a discussion of the material terms of the Company’s EIP, RSU, and PSU awards.

The Company’s NEOs are not employed under general employment contracts and are employees at-will. See “Potential Payments Upon Termination or Change in Control” for a description of NEO severance and change in control agreements, and a discussion of the termination and change in control provisions to which NEOs may be entitled, including with respect to treatment of outstanding stock option, RSU, and PSU awards.

50 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End (September 30, 2025)

The following table provides information regarding the outstanding equity awards held by each of the NEOs as of September 30, 2025. The market values shown in the table are calculated based on multiplying the number of shares shown in the table by the per share closing price of our common stock on September 30, 2025, which was $252.71:

		OPTION AWARDS(1)				STOCK AWARDS

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS — EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS — UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Blankenship	05/09/2022	12,625	12,625	98.34	05/09/2032
	10/03/2022	23,822	47,644	83.24	10/03/2032
	10/03/2022					5,314	(3)	1,342,781
	11/27/2023								34,377	8,687,485
	02/12/2024					18,959	(4)	4,791,159
	11/27/2024								22,584	5,707,089
	02/10/2025					15,337	(4)	3,875,762
Lacey	8/21/2023					5,835	(5)	1,474,498
	8/21/2023	4,147	4,146	124.82	08/21/2033
	11/27/2023								7,237	1,828,844
	02/12/2024					3,991	(4)	1,008,665
	11/27/2024								4,879	1,232,978
	02/10/2025					3,314	(4)	837,461
Cromwell	10/01/2021	22,275	7,425	117.64	10/01/2031
	10/03/2022	15,591	15,590	83.24	10/03/2032
	10/03/2022					1,739	(3)	439,348
	11/27/2023								10,553	2,666,889
	02/12/2024					5,820	(4)	1,470,885
	11/27/2024								7,081	1,789,340
	02/10/2025					4,809	(4)	1,215,219
Hobbs	12/05/2022					5,284	(6)	1,335,201
	12/05/2022					1,458	(3)	368,518
	12/05/2022	5,091	5,090	96.30	12/05/2032
	12/05/2022					36,986	(7)	9,346,666
	11/27/2023					669	(8)	168,962
	11/27/2023								4,522	1,142,788
	02/12/2024					2,495	(4)	630,416
	11/27/2024								3,158	798,011
	02/10/2025					2,144	(4)	541,901
Voskuil	10/01/2021	6,225	2,075	117.64	10/01/2031
	10/03/2022	6,010	6,008	83.24	10/03/2032
	10/03/2022					670	(3)	169,297
	11/27/2023								4,522	1,142,788
	02/12/2024					1,246	(4)	314,953
	02/12/2024	1,097	3,291	137.76	02/12/2034
	11/27/2024								3,158	798,011
	02/10/2025					2,144	(4)	541,901

WOODWARD PROXY STATEMENT 51

EXECUTIVE COMPENSATION

(1)
Option tranches granted to all NEOs vest over four years at a rate of 25% per year.
(2)
PSUs will vest after a three-year performance period, generally subject to both continuous service and achievement of goals. Because performance goals are tracking to be achieved above target, in accordance with SEC rules, all shares reported in this column are assumed at maximum, and final shares vested will be determined based on goal attainment. See “Compensation Discussion and Analysis” for additional information relating to these provisions, including performance criteria.
(3)
These RSUs vest over four years at a rate of 25% per year (generally subject to continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(4)
These RSUs vest over three years at a rate of 33.3% per year (generally subject to continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(5)
RSUs granted to Mr. Lacey on August 21, 2023 will cliff vest on August 21, 2026 (generally subject to his continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(6)
RSUs granted to Mr. Hobbs on December 5, 2022 will vest in full on December 5, 2025.
(7)
RSUs granted to Mr. Hobbs on December 5, 2022 vested as to 50% of the RSUs on December 5, 2025 and 50% will vest on December 5, 2026 (generally subject to continued employment; provided, however, that if the Company terminates Mr. Hobbs’ employment other than for “Cause” prior to vesting, such RSUs would immediately vest upon such termination).
(8)
RSUs granted to Mr. Hobbs on November 27, 2023, all of which vested on November 27, 2025.

Option Exercises and Stock Vested Table

The following table provides the amounts received (net of the exercise price) upon the exercise of options or similar instruments or the vesting of stock or similar instruments during fiscal year 2025:

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Charles Blankenship, Jr.	49,072	5,964,155	47,420	9,185,384
William Lacey	-	-	1,988	379,593
Thomas Cromwell	109,141	10,001,228	3,765	697,493
Randall Hobbs	-	-	2,635	488,276
Terence Voskuil	24,600	3,788,066	955	174,204

52 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation Table at Fiscal Year-End

The following table discloses contributions, earnings and balances under the EBP, the Company’s nonqualified deferred compensation plan, for each NEO, during fiscal year 2025:

NAME	EXECUTIVE CONTRIBUTIONS(1) ($)	COMPANY CONTRIBUTIONS(2) ($)	AGGREGATE EARNINGS ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT SEPTEMBER 30(3) ($)
Charles Blankenship, Jr.	-	76,000	24,752	-	228,116
William Lacey	-	24,225	3,179	-	27,732
Thomas Cromwell	340,714	31,445	485,562	-	1,812,907
Randall Hobbs	44,212	22,990	307,955	-	3,709,462
Terence Voskuil	-	25,010	11,855	-	110,498

(1)
This amount is included in amounts reported in the Salary column of the Summary Compensation Table.
(2)
These amounts are included in amounts reported in the All Other Compensation column of the Summary Compensation Table.
(3)
The portion of the amounts shown in this column that were previously reported in the Summary Compensation Table is as follows: Mr. Blankenship, $110,492; Mr. Lacey, $301; Mr. Cromwell, $613,970; Mr. Hobbs, $2,522,800; Mr. Voskuil, $23,180. With respect to Mr. Hobbs, on his employment start date of December 5, 2022, the Company made a cash contribution in the amount of $2,500,000 to Mr. Hobbs’ EBP account, with vesting to be 100% at the end of four years, and with Mr. Hobbs’ having full investment authority and related appreciation benefits or depreciation risk. If the Company terminates Mr. Hobbs’ employment (other than for “Cause” as is defined in Mr. Hobbs’ officer Severance and Change in Control Agreement) prior to the vesting of this contribution, then the contribution would immediately vest upon such termination.

Narrative Disclosure of Nonqualified Deferred Compensation Table

The EBP is a non-qualified, deferred compensation plan designed to allow for supplemental retirement savings above the limits imposed by the IRS. If deferrals are above the Code limits on eligible compensation, then the account is credited by the Company with a percentage “match” contribution equivalent to that available under the Woodward Retirement Savings Plan. All contributions are made on a tax-deferred basis. Eligible participants are selected to participate based on criteria that include incentive pay level, salary level and significant accountability to produce or contribute to key business results. Amounts deferred under the EBP earn deemed investment returns based on the same investment alternatives available to participants under the Woodward Retirement Savings Plan. Deemed investments into Woodward common stock are generally permitted, except that supplemental contributions by the Company to the EBP are not permitted to initially be deemed invested in Woodward stock. Eligible employee participants may defer up to 50% of base salary for a plan year and up to 100% of cash incentive compensation. All distribution elections must be made in advance of the plan year. At the time of the deferral election, the participant must designate the time and form of distribution. Distributions may also be elected for future dates during employment; however, any future date selected must be at least five plan years after the plan year in which the deferral is credited to the account. Distributions from the plan are made in cash; however, any payment made that is attributable to the portion of the participant’s account deemed invested in Company stock is made in whole shares of Company stock with fractional shares paid in cash. Amounts included in the EBP are 100% vested at all times.

Potential Payments Upon Termination or Change in Control

This section explains the payments and benefits to which the NEOs would be entitled in various termination of employment scenarios. The “Retirement”, “Death and Disability”, “Qualifying Termination Outside of a Change in Control”, and “Qualifying Termination in Connection with a Change in Control” tables below report hypothetical amounts only. For purposes of these scenarios, we have assumed that the NEOs’ hypothetical termination of employment and change-in-control occurred on the last day of our fiscal year 2025.

WOODWARD PROXY STATEMENT 53

EXECUTIVE COMPENSATION

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the termination of employment in the described circumstances. In addition to the amounts described in this section, the NEOs would receive the amounts earned under the EIP and Cash LTI plan for the performance period ending on September 30, 2025 (see Summary Compensation Table, non-equity incentive column).

Retirement

NEOs are retirement-eligible if (i) the NEO is at least age 55 with 10 years as of service, (ii) the NEO is at least age 65 with no minimum years of service requirement, or (iii) the NEO first became an employee when he was age 55 or older and thereafter achieves two or more years of service. Mr. Blankenship and Mr. Voskuil are retirement-eligible; the other NEOs are not.

If an NEO was eligible for retirement as of the end of fiscal year 2025, such NEO would have generally received the following upon retirement on such date:

> Continued vesting of RSUs and continued vesting and exercisability (in accordance with the original vesting schedule) of unvested stock options following retirement; and

> Continued vesting of PSUs and a payout at the end of the performance period based on actual performance during the performance period. If the NEO was granted the PSU award less than one year prior to the NEO’s termination while eligible for retirement, the PSU award would be prorated based on the portion of the one-year period served prior to the termination.

The following table shows the amount each NEO would have received on account of retirement occurring on the last business day of our fiscal year.

RETIREMENT

NAME	NON-QUALIFIED STOCK OPTIONS(1) ($)	RESTRICTED STOCK UNITS(1) ($)	PERFORMANCE STOCK UNITS(2) ($)
Charles Blankenship, Jr.	10,023,150	10,009,702	13,487,694
William Lacey	—	—	—
Thomas Cromwell	—	—	—
Randall Hobbs	—	—	—
Terence Voskuil	1,676,746	1,026,151	1,813,991

(1)
In the event of retirement by an NEO who is retirement eligible, and pursuant to the terms of the applicable award agreements, the unvested stock options and RSUs reflected in this table would continue to vest in accordance with their original vesting schedule. Unvested awards do not receive accelerated vesting upon a retirement; hence, there is no incremental associated benefit upon retirement for retirement-eligible NEOs. The amounts attributed to Mr. Blankenship and Mr. Voskuil represent (i) the value of the unexercisable portion of their option awards and (ii) the value of their unvested RSU awards, in each case as of September 30, 2025.
(2)
The value for the PSUs represents the shares that would have been earned assuming maximum performance, with a market price as of the last trading day of the fiscal year.

Death and Disability

If an NEO dies or becomes totally and permanently disabled while employed, the post-termination benefit would consist of:

> accelerated vesting of stock option awards, which would remain exercisable for the remaining portion of the 10‑year term of the options;

> accelerated vesting of RSUs; and

54 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

> accelerated vesting of PSUs as if the performance goal had been achieved at target (no proration). Because PSU performance goals are tracking to be achieved above target, retirement-eligible NEOs would receive a reduced benefit in the event of death or a disability-related termination on the last day of the fiscal year as opposed to a voluntary retirement on the same date. The following table shows the amount each NEO would receive on account of death or a disability-related termination occurring on the last business day of our fiscal year:

DEATH AND DISABILITY

NAME	NON-QUALIFIED STOCK OPTIONS(1) ($)	RESTRICTED STOCK UNITS(1) ($)	PERFORMANCE STOCK UNITS(2) ($)
Charles Blankenship, Jr.	—	—	—
William Lacey	530,232	3,320,624	2,041,214
Thomas Cromwell	3,644,932	3,125,452	2,970,819
Randall Hobbs	796,127	12,391,664	1,293,866
Terence Voskuil	—	—	—

(1)
The value in this column represents the shares that vested due to the applicable provision, with a market price on the last trading day of the fiscal year and (where applicable) the exercise price of the option. NEOs who are retirement-eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options. Accordingly, termination of a retirement-eligible NEO by reason of death or disability would not result in incremental vesting of any stock options or RSUs, although it would result in immediate vesting of such options and RSUs.
(2)
The value for the PSUs represents the shares that would have vested at target performance, with a market price as of the last trading day of the fiscal year.

Executive Severance and Change in Control Agreements

We previously entered into an Amended and Restated Executive Severance and Change in Control Agreement with each of our NEOs, which triggers certain benefits only in the event of a qualifying termination (each a “Severance Agreement”). A qualifying termination of employment for purposes of the Severance Agreements is generally a termination of the NEO’s employment by the Company without “cause” or by the NEO for “good reason” (as both terms are defined in the Severance Agreements and described below). The amount of the benefits varies depending upon whether the qualifying termination is determined to be in connection with a change in control (as such term is defined in the Severance Agreements and described below). A qualifying termination of employment is considered in connection with a change in control if the termination is within the period beginning three months before and ending two years after a change in control.

The Severance Agreements also subject the NEOs to restrictive covenants, including noncompetition, confidentiality, nonsolicitation, cooperation, and nondisparagement requirements. Receipt of the benefits listed below (other than any accrued obligations) is conditioned on the NEOs’ timely execution and delivery of an effective release of claims.

Qualifying Termination Outside a Change in Control

The Severance Agreements generally entitle an NEO who experiences a qualifying termination of employment not in connection with a change in control to the following benefits:

> a lump sum payment equal to the sum of:

(i) any unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other amounts previously earned by and owed to the eligible employee;

(ii) one times the NEO’s then current base salary;

(iii) one times the greater of the target bonus under the then current year’s and the immediately prior year’s actual annual incentive award earned; and

(iv) the estimated cost to the Company (less the eligible employee’s premium co-pay obligations) to provide the NEO with one year of health and welfare benefit coverage under Company-provided plans;

> the actual amount the NEO would have earned, if any, under the then-current year's annual incentive award, prorated based on the portion of the year before the qualifying termination of employment;

WOODWARD PROXY STATEMENT 55

EXECUTIVE COMPENSATION

> continued vesting of the portion of any outstanding, unvested time-based equity awards that would have vested had the NEO remained an employee for an additional 12 months following his or her qualifying termination; and

> continued exercisability of any vested, unexercised stock options until the maximum expiration set forth in the applicable award agreement.

In addition and solely in the event of an NEO’s termination without cause, each NEO’s PSU award agreement entitles such NEO to vesting based on actual performance achievement, prorated based on the portion of the performance period that elapsed before the termination without cause. Notwithstanding the foregoing, if the NEO’s employment ends for any reason other than a termination for cause while the NEO is retirement-eligible, such NEO shall be entitled to additional vesting of his or her PSU awards as described under “Retirement” above.

NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, without regard to the occurrence of a qualifying termination. Accordingly, a qualifying termination would not result in any incremental vesting of any stock options or RSUs as a result of such termination of a retirement-eligible NEO. See “Outstanding Equity Awards at Fiscal Year-End” table above for information regarding unvested options and RSUs.

The following table shows the payments and benefits each NEO would receive on account of the occurrence of a qualifying termination on the last business day of our fiscal year outside of a change in control.

QUALIFYING TERMINATION OUTSIDE OF A CHANGE IN CONTROL	MR. BLANKENSHIP ($)	MR. LACEY ($)	MR. CROMWELL ($)	MR. HOBBS ($)	MR. VOSKUIL ($)
Base Salary	1,190,000	625,000	700,000	605,000	585,000
Annual Target Bonus	1,428,000	500,000	560,000	484,000	468,000
Pro Rata Bonus	1,795,100	628,161	704,636	609,759	584,786
Stock Options(1)	—	265,116	2,323,913	398,063	—
Restricted Stock Units(1)	—	2,258,153	1,360,526	11,531,056	—
Performance Stock Units(2)	—	1,469,713	2,140,770	926,105	—
Unvested Non-Qualified Deferred Compensation Arrangement	—	—	—	3,608,316	—
12 Months Continued Health & Welfare Benefit Coverage	57,000	57,000	57,000	57,000	57,000
Total	4,470,100	5,803,143	7,846,845	18,219,299	1,694,786

(1)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(2)
The value for the PSUs represents the shares that would have been earned assuming maximum performance, with a market price as of the last day of the fiscal year. As noted above, for non-retirement eligible NEOs, this benefit is only available on a termination without Cause.

Qualifying Termination in Connection with a Change in Control

The Severance Agreements generally entitle an NEO who experiences a qualifying termination of employment in connection with a change in control to the following benefits:

> a lump sum payment equal to the sum of:

(i) any unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other amounts previously earned by and owed to the eligible employee;

(ii) two times the greater of NEO’s then current base salary and base salary in effect immediately prior to the change in control;

(iii) two times the greater of the target bonus under the then current year’s annual incentive award and the actual annual incentive award earned for the most recent year that ended prior to the change in control;

(iv) the estimated cost to the Company (less the eligible employee’s premium co-pay obligations) to provide the NEO with two years of health and welfare benefit coverage under Company-provided plans;

56 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

(v) two years of contributions the Company would have made on behalf of the executive to its tax-qualified defined contribution retirement plan(s) under the NEO’s then current rate of compensation and based on prior year discretionary contribution percentages; and

> the greater of the actual amount the NEO would have earned, if any, under the then-current year's annual incentive award based on on-track performance and the then current year’s target annual incentive award, each prorated based on the portion of the year before the qualifying termination of employment.

Additionally, the NEO’s unvested time-based equity compensation awards that are scheduled to vest based on continued employment (specifically excluding any awards that remain subject to performance goals that have not been achieved) would be accelerated and immediately vest, and any vested unexercised stock options would be exercisable for the remaining life of the option (subject to earlier termination as provided in the applicable plan or award agreement).

In addition and also in the event of a qualifying termination in connection with a change in control, each NEO’s PSU award agreement entitles such NEO to vesting of any “earned” PSUs. In the event of a change in control, the number of earned PSUs shall be determined based on the higher of target and actual performance to date.

NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, even in the absence of a change in control. Accordingly, a change in control would not result in any incremental vesting of any stock options or RSUs for such retirement-eligible NEOs, although it would result in immediate vesting of such options and RSUs. See “Outstanding Equity Awards at Fiscal Year-End” table above for information regarding unvested options and RSUs.

The following table describes the payments and benefits each NEO would receive on account of the occurrence of a change in control and qualifying termination of employment on the last business day of our fiscal year.

CHANGE IN CONTROL	MR. BLANKENSHIP ($)	MR. LACEY ($)	MR. CROMWELL ($)	MR. HOBBS ($)	MR. VOSKUIL ($)
200% of Base Salary	2,380,000	1,250,000	1,400,000	1,210,000	1,170,000
200% of Annual Target Bonus	2,856,000	1,000,000	1,120,000	968,000	936,000
Pro Rata Bonus	1,795,100	628,161	704,636	609,759	584,786
Stock Options(1)	—	530,232	3,644,932	796,127	—
Restricted Stock Units(1)	—	3,320,624	3,125,452	12,391,664	—
Performance Stock Units(2)	906,880	3,061,821	4,456,228	1,940,799	126,807
Unvested Non-Qualified Deferred Compensation Arrangement	—	—	—	3,608,316	—
200% of Retirement Savings Plan Contributions in Most Recent Plan Year	66,000	66,000	66,000	66,000	84,630
24 Months Continued Health & Welfare Benefit Coverage	114,000	114,000	114,000	114,000	114,000
Total(3)	8,117,980	9,970,838	14,631,248	21,704,665	3,016,223

(1)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(2)
The value for the PSUs represents the shares that would have been earned assuming maximum performance, with a market price as of the last day of the fiscal year. For our retirement-eligible NEOs, the values represent the incremental benefit such NEO would have received had he incurred a qualifying termination in connection with a change in control on the last day of our fiscal year as opposed to a voluntary retirement on the same date.
(3)
The Severance Agreements also include a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code may be reduced to an amount that does not trigger the applicable excise taxes, to the extent such reduced amount is larger than the amount the NEO would have received on a present-value net-after-tax basis (including excise taxes) absent such a reduction. The amounts above assume no cutbacks are applied.

WOODWARD PROXY STATEMENT 57

EXECUTIVE COMPENSATION

Severance Agreement Defined Terms

For purposes of this discussion, the terms identified above are generally defined as follows:

CAUSE

Generally means the NEO’s:

> willful and continued failure to perform his or her duties;

> commission of an act materially and demonstrably detrimental to the financial condition and/or goodwill of the Company and that constitutes gross negligence or willful misconduct in the performance of his or her duties;

> commission of any material act of dishonesty or breach of trust intended to result in personal gain of the NEO at the expense of the Company; or

> conviction of a felony of moral turpitude.

GOOD REASON

Generally means any of the following with respect to an NEO:

> material diminution in authorities, duties, or responsibilities;

> a change in principal job location in excess of 50 miles from the NEO’s principal job location at any time during the 12-month period preceding a change in control;

> a reduction of the NEO’s base salary or overall compensation by more than 10% during the change in control period (i.e., within three months prior to or two years following a change in control);

> a reduction of the NEO’s base salary or overall compensation by more than 15% outside of the change in control period and excluding a reduction that is applied contemporaneously to all executive officers;

> failure of the Company to obtain an agreement from a successor company to assume the Severance Agreement; or

> a material breach of the Severance Agreement by the Company.

CHANGE IN CONTROL

Generally means any of the following events:

> the acquisition by a person or group of beneficial ownership of 30% or more of the Company’s outstanding common stock;

> a change in the composition of the Board during any consecutive 12-month period, so that existing Board members and their approved successors do not constitute a majority of the Board;

> the Company’s stockholders approve a merger, consolidation, sale of assets, or share exchange, and in any such case, which is consummated and results in the Company’s stockholders owning less than 51% of the combined voting power of the surviving corporation following the transaction; or

> the sale of 40% or more of the Company’s assets during any consecutive 12-month period, unless the Company’s stockholders prior to the sale hold 51% or more of the voting power of the Company following the transaction and at least a majority of the members of the Board following the transaction(s) were members of the Incumbent Board prior to the transaction(s).

BRCS
STACKING
Безопасността е приоритет:
Тема: Моторни
Защо това е важно за
Днешният въпрос и

58 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the ratio of the annualized total compensation of our CEO Mr. Blankenship, and the annual total compensation of our median employee (such ratio generally, the “CEO Pay Ratio”).

The table below sets for our CEO Pay Ratio for fiscal year 2025. Mr. Blankenship’s compensation is as reported in the “Total” column of the Summary Compensation Table in this proxy statement.

EMPLOYEE	TOTAL COMPENSATION FOR FISCAL YEAR ENDED SEPTEMBER 30, 2025 ($)
Mr. Blankenship, our CEO	10,482,876
Our median employee	70,274
CEO Pay Ratio	149:1

In accordance with SEC rules, we identified the median employee as of July 1, 2023 by:

(i) aggregating for each applicable employee for the 12‑month period from July 1, 2022 through June 30, 2023:

(A) regular pay received,

(B) overtime paid,

(C) pay premiums or differentials received,

(D) sick pay received,

(E) on-call pay received, and

(F) vacation pay received, and

(ii) ranking this aggregate compensation measure for our employees from lowest to highest.

Annualizations were performed for employees hired during fiscal 2023. All non-U.S. currencies were converted to USD using exchange rates as of August 31, 2023 for the purposes of this calculation. This calculation was performed for all employees of Woodward excluding Mr. Blankenship, except as disclosed below. For purposes of identifying the median employee, individuals (with corresponding number of employees) who were employed in Australia (3), Brazil (29), France (5), India (65), Italy (1), Japan (47), Korea (12), The Netherlands (13), Saudi Arabia (6), Singapore (55), United Arab Emirates (12), and The United Kingdom (76) were excluded from the employee population, for purposes of this disclosure, pursuant to the de minimis exemption as permitted by SEC rules. After taking into consideration the foregoing exceptions, on July 1, 2023, we had 6,205 U.S. employees and 2,066 non-U.S. employees. Ignoring application of the de minimis exemption, on the same date, we had 6,205 U.S. employees and 2,390 non-U.S. employees.

In fiscal year 2024, we determined that it was no longer appropriate to use the median employee identified the year prior due to a change in circumstances for such employee. Thus, in fiscal year 2024, we selected another employee whose compensation was substantially similar to the median employee from fiscal year 2023 based on the compensation measure used to select the median employee from fiscal year 2023. In fiscal year 2025, our median employee is the same employee selected for fiscal year 2024. There has been no change in our employee population or employee compensation arrangements since the fiscal year 2023 median employee was identified that we believe would significantly impact our pay ratio disclosure.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

WOODWARD PROXY STATEMENT 59

EXECUTIVE COMPENSATION

Pay vs. Performance

The following table sets forth:

(i) the compensation for Thomas Gendron, our principal executive officer (“PEO”) in fiscal year 2021 and fiscal year 2022 until May 9, 2022,

(ii) the compensation for Charles Blankenship, our PEO since May 9, 2022, and

(iii) the average compensation for our NEOs other than either of our PEOs (“non-PEO NEOs”).

Such amounts are reported for fiscal years 2025, 2024, 2023, 2022, and 2021, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (or “CAP”) to such individuals, as calculated in accordance with rules adopted by the SEC in August 2022. In the tables below, Mr. Gendron is referred to as “PEO 1” and Mr. Blankenship is referred to as “PEO 2.” “Compensation actually paid” does not reflect amounts actually realized by either of our PEOs and Non-PEO NEOs and may be higher or lower than amounts, if any, that are actually realized by such individuals. The table below also provides information for each fiscal year regarding our cumulative TSR, the cumulative return of our peer group, our net income, and our EIP EPS. Additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis.”

							VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:

FISCAL YEAR	SCT* TOTAL FOR PEO 1 ($)	COMPENSATION ACTUALLY PAID TO PEO 1(1)(2) ($)	SCT TOTAL FOR PEO 2 ($)	COMPENSATION ACTUALLY PAID TO PEO 2(1)(2) ($)	AVERAGE SCT TOTAL FOR NON‑PEO NEOS(3)(4) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(2)(4) ($)	TOTAL SHAREHOLDER RETURN(5) ($)	PEER GROUP TOTAL SHAREHOLDER RETURN S&P 400 MIDCAP(6) ($)	NET INCOME(7) ($ IN 1,000S)	EIP EPS(8) ($)

2025	N/A	N/A	10,482,876	25,372,870	2,755,706	6,340,139	325	189	442,111	6.91

2024	N/A	N/A	11,177,865	18,875,282	2,986,331	4,404,508	220	178	372,971	5.36

2023	N/A	N/A	7,615,536	13,715,786	3,054,183	4,256,756	158	141	232,368	4.21

2022	5,025,133	16,989	6,984,261	5,891,379	1,421,731	365,530	101	122	171,698	2.75

2021	5,611,439	12,792,019	N/A	N/A	2,385,323	3,965,323	142	144	208,649	3.24

* SCT: Summary Compensation Table

(1)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed fiscal year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC’s rules. For our PEO for fiscal year 2025 (Mr. Blankenship), this is shown in the adjustment table below.

ADJUSTMENTS	($)

Summary Compensation Table Total for PEO for Covered Year (Fiscal Year 2025)	10,482,876

Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table for Covered Year	5,898,696

Plus Value, as of Covered Year-End, of Equity Awards Granted During the Covered Year That Were Outstanding and Unvested at Covered Year-End	9,064,840

Plus Year-over-Year Change in Fair Value, between the Immediately Prior Fiscal Year-End and the Covered Fiscal Year-End, of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years	10,367,248

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	0

Plus Change in Fair Value, between the Vesting Date and the End of the Immediately Prior Fiscal Year, of Equity Awards Granted in Prior Fiscal Years that Vested in the Covered Year	1,194,343

Minus Fair Value at the End of the Immediately Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	0

Plus Value of Dividends or other Earnings Paid on Stock Option Awards in the Covered Year not Otherwise Reflected in Fair Value or Total Compensation	162,258

Compensation Actually Paid to PEO in the Covered Year	25,372,870

60 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

(2)
For purposes of the adjustments to determine “compensation actually paid,” we computed the fair value of stock option awards and restricted stock units in accordance with ASC 718 as of the end of the relevant fiscal year, other than fair values of equity awards that vested in the Covered Year, which are valued as of the applicable vesting date. The valuation assumptions used in the calculation of such amounts are set forth in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 25, filed with the SEC on November 25, 2025.
(3)
This figure is the average of the summary compensation table total compensation for the non-PEO NEOs in each listed fiscal year. The names of the non-PEO NEOs for each fiscal year are:

2025	William Lacey, Thomas Cromwell, Randall Hobbs, and Terence Voskuil
2024	William Lacey, Thomas Cromwell, A. Christopher Fawzy, Randall Hobbs, and Terence Voskuil
2023	Mark Hartman, Thomas Cromwell, A. Christopher Fawzy, Sagar Patel, William Lacey, Randall Hobbs, and Roger Ross
2022	Mark Hartman, Thomas Cromwell, A. Christopher Fawzy, and Sagar Patel
2021	Thomas Cromwell, Sagar Patel, Roger Ross, and Robert Weber, Jr.

(4)
This figure is the average of compensation actually paid for the non-PEO NEOs in each fiscal year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed fiscal year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC's rules, as shown in the adjustment table below for fiscal year 2025.

ADJUSTMENTS	($)

Average Summary Compensation Table Total for Non-PEO NEOs for Covered Year (Fiscal Year 2025)	2,755,706

Minus Non-PEO NEO Average Grant Date Fair Value of Equity Awards in Summary Compensation Table for Covered Year	1,193,368

Plus Non-PEO NEO Average Value, as of Covered Year-End, of Equity Awards Granted During Covered Year That Were Outstanding and Unvested at Covered Year-End	1,833,908

Plus Non-PEO NEO Average Change in Fair Value, between the Immediately Prior Fiscal Year-End and the Covered Fiscal Year-End, of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years	2,848,010

Plus Non-PEO NEO Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	0

Plus Non-PEO NEO Average Change in Fair Value, between the Vesting Date and the End of the Immediately Prior Fiscal Year, of Equity Awards Granted in Prior Fiscal Years that Vested in the Covered Year	44,608

Minus Non-PEO NEO Average Fair Value at the End of the Immediately Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	0

Plus Value of Dividends or other Earnings Paid on Stock Option Awards in the Covered Year not Otherwise Reflected in Fair Value or Total Compensation	51,275

Average Compensation Actually Paid to Non-PEO NEOs in the Covered Year	6,340,139

(5)
TSR is calculated by assuming that a $100 investment was made at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.
(6)
The peer group used is the S&P MidCap 400, as used in the Company's performance graph in our annual report. TSR is calculated by assuming that a $100 investment was made at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.
(7)
The dollar amounts reported are the Company's net earnings, as reflected in the Company’s audited financial statements.
(8)
In the Company's assessment, EIP EPS was identified as the most important financial performance measure used by us in fiscal year 2025 to link compensation actually paid to performance. Our definition of EIP EPS is described in the “Compensation Discussion and Analysis.” In fiscal year 2022, in light of performance below threshold, the Human Capital and Compensation Committee (then known as the Compensation Committee) did not evaluate potential adjustments for purposes of the short-term incentive plan. In fiscal year 2021, the Human Capital and Compensation Committee (then known as the Compensation Committee) did not establish specific metrics or criteria under the short-term incentive plan because of the economic challenges resulting from COVID-19 and in an effort to maintain cash and liquidity in the uncertain operating environment caused by the pandemic. For these reasons, amounts included for fiscal years 2022 and 2021 reflect the Company’s adjusted earnings per share in such year as this is the closest measure to EIP EPS. No short-term incentive payout was made to any NEO in fiscal years 2022 or 2021.

WOODWARD PROXY STATEMENT 61

EXECUTIVE COMPENSATION

List of Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles. The metrics that the Company uses for both our short-term and long-term incentive awards are selected to promote alignment with our business strategy and to incentivize our NEOs toward long-term stockholder value creation. The financial performance measures identified as the most important and used by the Company to link executive “compensation actually paid” to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are as follows:

> EIP EPS

> EIP Free Cash Flow

> Return on Capital

EIP EPS, EIP Free Cash Flow and Return on Capital are non-GAAP financial measures. For more information on how EIP EPS and EIP Free Cash Flow are calculated, see “Compensation Discussion and Analysis” and “Annex 1 — Adjusted and Non-U.S. GAAP Financial Measures” at the end of this proxy statement. "Return on Capital" means net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, stockholders’ equity, and non-controlling interest. As noted above, in the Company’s assessment, EIP EPS was identified as the most important financial performance measure we used in fiscal year 2025 to link compensation actually paid to performance.

62 WOODWARD PROXY STATEMENT

EXECUTIVE COMPENSATION

Relationship Descriptions

The following graphs illustrate the relationship between compensation actually paid for the Covered Years and:

> our cumulative TSR and our peer group’s cumulative TSR;

> our net income; and

> our EIP EPS.

CAP vs. TSR
Compensation Actually Paid ($ Millions)
Total Shareholder Return
(Value of Fixed $100 Investment)
$141.9
$143.7
$121.8
$101.3
$158.1
$140.7
$219.6
$178.3
$325.3
$189.3
$12.8
$0.0
$4.0
$0.0
$5.9
$0.4
$0.0
$13.7
$4.3
$0.0
$18.9
$4.4
$0.0
$25.4
$6.3
2021
2022
2023
2024
2025
CAP (PEO 1)
CAP (PEO 2)
Avg. CAP (Non-CEO NEO)
Company TSR
Peer Group TSR (S&P 400 MidCap)

WOODWARD PROXY STATEMENT 63

EXECUTIVE COMPENSATION

CAP vs. EIP EPS
Compensation Actually Paid ($ Millions)
EIP EPS
$3.24
$2.75
$4.21
$5.36
$6.91
$12.8
$0.0
$4.0
$0.0
$5.9
$0.4
$0.0
$13.7
$4.3
$0.0
$18.9
$4.4
$0.0
$25.4
$6.3
2021
2022
2023
2024
2025
CAP (PEO 1)
CAP (PEO 2)
Avg. CAP (Non-CEO NEO)
EIP EPS

Equity Compensation Plan Information

The below table describes the total number of stock options, RSUs and PSUs that were awarded and remain outstanding under the 2017 Omnibus Incentive Plan, as well as the number of shares of Woodward securities remaining available for future grants, in each case as of September 30, 2025.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (#)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN) (#)

Equity compensation plans approved by security holders	2,665,127(1)	91.25(2)	1,788,751(3)

Equity compensation plans not approved by security holders	—	—	—

Total	2,665,127(1)	91.25(2)	1,788,751(3)

(1)
This column reflects 2,248,960 shares issuable upon the exercise of outstanding stock options, 312,026 shares issuable upon the vesting and payment of RSUs, and 104,141 shares issuable upon the vesting and payment of outstanding PSUs, assuming target performance.
(2)
Excludes the RSUs and PSUs referred to in footnote 1 because they have no exercise price.
(3)
Calculated under the share counting formula applicable under the 2017 Omnibus Incentive Plan.

64 WOODWARD PROXY STATEMENT

Audit Committee Matters

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ABOUT THIS PROPOSAL

At the Annual Meeting, you will be asked to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

VOTE REQUIRED

The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the Audit Committee’s appointment of the independent registered public accounting firm. Abstentions will count as a vote “AGAINST” the proposal. Broker non‑votes are not expected for this proposal, as brokers may exercise discretionary voting authority on this “routine” proposal. However, any broker-non votes would have no effect on the outcome of the vote.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PRESENTED IN PROPOSAL 3.

The Audit Committee is responsible for the engagement of our independent auditor and has appointed Deloitte & Touche LLP (“Deloitte”) in that capacity for the fiscal year ending September 30, 2026. The decision of the Audit Committee to appoint Deloitte was based on careful consideration of the firm’s qualifications.

Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm. If the appointment of Deloitte is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but the Audit Committee may ultimately decide to continue the engagement of the firm or another independent audit firm without resubmitting the matter to stockholders. Even if the appointment of Deloitte is ratified, the Audit Committee may, in its sole discretion, change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our stockholders.

It is expected that one or more representatives from Deloitte will be available online at the Annual Meeting to answer appropriate questions. They will also have the opportunity to make a statement if they desire.

WOODWARD PROXY STATEMENT 65

AUDIT COMMITTEE MATTERS

Audit Committee Report

On behalf of the Board, the Audit Committee is responsible for overseeing the Company’s accounting, auditing and financial reporting process, and financial risk assessment and management process. The Audit Committee also monitors compliance with certain legal and regulatory requirements.

The Company’s management is responsible for preparing the quarterly and annual consolidated financial statements, the financial reporting process, and maintaining and evaluating disclosure controls and procedures and a system of internal control over financial reporting.

In addition to its oversight of the Company’s internal audit organization, the Audit Committee is directly responsible for the appointment, compensation, retention, oversight, and termination of the Company’s independent auditors, Deloitte, an independent registered public accounting firm. The independent auditors are responsible for performing an independent audit of the Company’s annual consolidated financial statements and internal control over financial reporting and expressing an opinion on the material conformity of those consolidated financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

In connection with the preparation of the Company’s consolidated financial statements as of and for the year ended September 30, 2025, the Audit Committee reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements, including discussions regarding:

> critical accounting policies,

> financial accounting and reporting principles and practices,

> the quality of such principles and practices,

> the reasonableness of significant judgments and estimates, and

> the effectiveness of internal control over financial reporting.

The Audit Committee also discussed with Deloitte, with and without management, the quality of the financial statements, effectiveness of internal control over financial reporting, and other items required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (SEC). Additionally, the Audit Committee received and reviewed the written disclosures and letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

Based on the Audit Committee’s reviews and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended September 30, 2025 be included in Woodward’s Annual Report on Form 10-K for fiscal year 2025 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company’s independent auditors for fiscal year 2026, and requested that this appointment be submitted to the Company’s stockholders for ratification at the Annual Meeting. The Board of Directors approved the Audit Committee’s recommendations.

Respectfully submitted,

THE AUDIT COMMITTEE

RAJEEV BHALLA Chairperson	JOHN COHN	MARY PETRYSZYN	GREGG SENGSTACK

66 WOODWARD PROXY STATEMENT

AUDIT COMMITTEE MATTERS

Audit Committee Pre-Approval Policy and Procedures

Pursuant to its written policy, the Audit Committee specifically pre-approves on a case-by-case basis all audit and permitted non-audit services provided by the independent auditors, including the fees and terms for those services. In situations where approval of such services is required prior to the next regularly scheduled meeting of the Audit Committee, the Audit Committee has delegated authority to approve such services to the Chairperson of the Audit Committee. The independent auditor is prohibited from performing the non-audit services identified by the SEC and the PCAOB as prohibited. The policy also requires management to periodically prepare reports for the Audit Committee on the Company’s use of the independent auditors.

Fees Paid to Independent Registered Public Accounting Firm

The following table represents fees billed or expected to be billed for professional audit services rendered by Deloitte for the audit of the Company’s consolidated financial statements for fiscal years 2025 and 2024, and fees billed for other services rendered by Deloitte during those same periods. All such fees were approved in accordance with the Pre-Approval Policy.

	YEAR ENDED SEPTEMBER 30,
DELOITTE & TOUCHE LLP SERVICES	2025 ($)	2024 ($)
Audit fees(1)	3,973,323	3,880,045

Audit-related fees(2)	—	20,000

Tax fees(3)	620,169	406,453

All other fees	3,790	3,790

Total	4,597,282	4,310,288

(1)
For professional services rendered for the audits of our financial statements included in our Annual Report on Form 10-K for fiscal year 2025 and 2024, as well as reviews of our financial statements in our Quarterly Reports on Form 10-Q during fiscal year 2025 and 2024. Includes fees for statutory audits of $710,323 in fiscal year 2025 and $685,045 in fiscal year 2024.
(2)
Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees related to the issuance of consents for SEC registration statements, as well as fees for other auditing procedures and issuance of special purpose reports.
(3)
Tax fees are for domestic and international tax compliance and advisory services.

WOODWARD PROXY STATEMENT 67

AUDIT COMMITTEE MATTERS

PROPOSAL 4 — AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS CONTAINED THEREIN

ABOUT THIS PROPOSAL

At the Annual Meeting, you will be asked to approve an amendment to the Certificate of Incorporation to eliminate certain supermajority voting requirements contained therein in favor of a simple majority of the outstanding shares of Woodward common stock.

VOTE REQUIRED

The affirmative vote of the holders of two-thirds of the outstanding shares of Woodward common stock will be required to amend the Certificate of Incorporation to eliminate certain supermajority voting requirements contained therein. Abstentions and broker non-votes will count as a vote “AGAINST” the proposal.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS CONTAINED THEREIN PRESENTED IN PROPOSAL 4.

Our Certificate of Incorporation currently contains certain supermajority voting provisions requiring the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon to:

(i)
adopt any amendment, alteration, change or repeal of any provision of the Certificate of Incorporation,
(ii)
adopt any agreement for the merger or consolidation of the Company with or into another corporation,
(iii)
authorize any sale, lease or exchange of all or substantially all of the assets of the Company,
(iv)
authorize the dissolution of the Company, and
(v)
adopt, amend or repeal the Company’s Bylaws by stockholders.

We are seeking stockholder approval to amend the Certificate of Incorporation to remove certain supermajority voting provisions and to replace such provisions with a simple majority standard in each case (the “Supermajority Amendment”). The Board, after careful consideration, has determined that the Supermajority Amendment is advisable and in the best interests of the Company and its stockholders, and has unanimously approved, and is recommending that the Company’s stockholders approve, the Supermajority Amendment. In making this recommendation, the Board took into account multiple factors, including the favorable recommendation of the Nominating and Governance Committee, an evaluation of the advantages and disadvantages of these supermajority voting provisions in general and in light of the Company’s overall corporate governance structure, feedback from our stockholder engagement efforts, and the Board’s ongoing review of corporate governance practices. Our Board believes that while supermajority voting provisions can be a helpful mechanism to ensure that a large majority of stockholders agree with a proposed action or transaction, or in cases where there are multiple classes of stock with competing interests, supermajority voting requirements can permit a minority of stockholders to halt an action or transaction that is supported by holders of a majority of the Company’s shares.

68 WOODWARD PROXY STATEMENT

AUDIT COMMITTEE MATTERS

If approved by the requisite stockholder vote at the Annual Meeting, Proposal 4 will amend (x) Section FIFTH of the Certificate of Incorporation to reduce the voting requirement for the matters described in (i) through (iv) above from a supermajority voting requirement to a simple majority of the common stock entitled to vote thereon in each case and (y) Section SEVENTH(B) of the Certificate of Incorporation to reduce the voting requirement for stockholders to adopt, amend or repeal the Company’s Bylaws from a supermajority voting requirement to a simple majority of the common stock entitled to vote thereon, pursuant to Section 2.7(d) of our Bylaws.

The Board believes that the elimination of the above-mentioned supermajority voting requirements set forth in the Certificate of Incorporation will reinforce the Board’s accountability to our stockholders and provide our stockholders with greater ability to participate in the Company’s corporate governance.

Additional Information

The foregoing description of the Supermajority Amendment is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Exhibit A. Additions to the text of the Certificate of Incorporation contained in Exhibit A are indicated by double underlining and deletions of text are indicated by strike-outs.

For clarity, Exhibit A sets forth the text of the entirety of the Certificate of Incorporation as proposed to be amended and restated if the Supermajority Amendment and the Elimination of Cumulative Voting Amendment (Proposal 5) are each approved by stockholders at the Annual Meeting. If the Supermajority Amendment is not approved, the amendments to Sections FIFTH and SEVENTH(B) will not be made.

If this proposal to amend our Certificate of Incorporation is approved by our stockholders at the Annual Meeting, the resulting amended and restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. The Board retains the discretion to abandon, and not implement, the Supermajority Amendment at any time before it becomes effective, even if it is approved by the Company’s stockholders.

WOODWARD PROXY STATEMENT 69

AUDIT COMMITTEE MATTERS

PROPOSAL 5 — AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING RIGHTS IN DIRECTOR ELECTIONS

ABOUT THIS PROPOSAL	At the Annual Meeting, you will be asked to approve an amendment to the Certificate of Incorporation to eliminate cumulative voting rights in director elections.
VOTE REQUIRED

The affirmative vote of the holders of two-thirds of the outstanding shares of Woodward common stock will be required to amend the Certificate of Incorporation to eliminate cumulative voting rights in director elections. Abstentions and broker non-votes will count as a vote “AGAINST” the proposal.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING RIGHTS IN THE ELECTION OF DIRECTORS PRESENTED IN PROPOSAL 5.

Our Certificate of Incorporation currently permits cumulative voting in director elections. Cumulative voting entitles each stockholder to one vote per share times the number of directors to be elected and allows a stockholder to allocate those votes among the director nominees in whatever manner the stockholder chooses. As a result, when cumulative voting is in effect, one stockholder (or group of stockholders) holding a relatively small number of shares may, by cumulating votes and applying them to certain director nominees, be able to elect one or more directors, even if a majority of stockholders oppose their election.

We are seeking stockholder approval to amend the Certificate of Incorporation to remove cumulative voting rights in director elections (the “Elimination of Cumulative Voting Amendment”). The Board, after careful consideration, has determined that the Elimination of Cumulative Voting Amendment is advisable and in the best interests of the Company and its stockholders, and has unanimously approved, and is recommending that the Company’s stockholders approve, the Elimination of Cumulative Voting Amendment. In making this recommendation, the Board took into account multiple factors, including the favorable recommendation of our Nominating and Governance Committee, that cumulative voting is rare among public companies, that cumulative voting can increase the chances that a certain director or directors may be focused on the special interests of the specific minority stockholder(s) who cumulated votes to elect them, and that cumulative voting is not consistent with the majority voting standard that applies to the election of our directors in uncontested director elections. Our Board believes that eliminating cumulative voting is in the best interests of the Company and our stockholders because it would prevent any individual stockholder from exercising disproportionate voting power, control, or influence over the election of directors, and that cumulative voting is not necessary to provide stockholders adequate franchise under our governing documents. In addition, our Board believes that eliminating cumulative voting would be consistent with current corporate governance best practices and with the majority voting standard that applies to the election of our directors in uncontested elections, and would modernize our Certificate of Incorporation.

70 WOODWARD PROXY STATEMENT

AUDIT COMMITTEE MATTERS

If approved by the requisite stockholder vote at the Annual Meeting, Proposal 5 will amend Section SIXTH of the Certificate of Incorporation to remove stockholders’ ability to cumulatively vote their shares in an election of directors. As a result, if Proposal 5 is approved by stockholders, at the Next Annual Meeting of Stockholders (as defined below), each stockholder would be entitled to cast one vote per director nominee for each share of Woodward common stock held by such stockholders, without the ability to cumulate votes.

Additional Information

The foregoing description of the Elimination of Cumulative Voting Amendment is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Exhibit A. Additions to the text of the Certificate of Incorporation contained in Exhibit A are indicated by double underlining and deletions of text are indicated by strike-outs.

For clarity, Exhibit A sets forth the text of the entirety of the Certificate of Incorporation as proposed to be amended and restated if the Elimination of Cumulative Voting Amendment and Supermajority Amendment (Proposal 4) are each approved by stockholders at the Annual Meeting. If the Elimination of Cumulative Voting Amendment is not approved, the amendment to Section SIXTH will not be made.

If this proposal to amend our Certificate of Incorporation is approved by our stockholders at the Annual Meeting, the resulting amended and restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. The Board retains the discretion to abandon, and not implement, the Elimination of Cumulative Voting Amendment at any time before it becomes effective, even if it is approved by the Company’s stockholders.

WOODWARD PROXY STATEMENT 71

Stock Ownership Information

Stock Ownership of Directors and Executive Officers

The following table shows how much Woodward common stock was beneficially owned, as of November 12, 2025, by each director, each named executive officer of the Company, and all directors and executive officers as a group. Unless otherwise noted below, the address of the persons listed on the table is c/o Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524:

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES(1)(2) (#)	PERCENT(1) (%)

DIRECTORS
Rajeev Bhalla	9,590	*
John Cohn	54,381	*
David Hess	25,111	*
Daniel Korte	34,221	*
Eileen Paterson	23,553	*
Mary Petryszyn	3,611	*
Gregg Sengstack(3)	69,705	*
Tana Utley(4)	2,574	*
NAMED EXECUTIVE OFFICERS
Charles Blankenship, Jr.	87,389	*
William Lacey	5,746	*
Thomas Cromwell	62,097	*
Randall Hobbs	33,037	*
Terence Voskuil	25,379	*
All directors and executive officers as a group (14 persons)(5)	424,714	*

* Less than one percent

(1)
The number of shares outstanding for purposes of calculating the percentages shown includes shares (does not include fractional shares) allocated to participant accounts NEOs under the Woodward Retirement Savings Plan, as well as the EBP. The Woodward Retirement Savings Plan directs the Trustee to vote the Woodward shares allocated to participants’ accounts as directed by such participants. If voting instructions are not received, the Trustee is instructed to vote the shares held in the Plan in the same proportion as the shares for which the Trustee has received instructions.
(2)
In addition, the number of shares outstanding for purposes of calculating the percentages shown includes:
(i)
the number of shares of our common stock that may be acquired by each person referenced through the exercise of options within 60 days of November 12, 2025, and
(ii)
the number of restricted stock units, if any, that will vest within 60 days of November 12, 2025, each in accordance with the rules of the SEC.

72 WOODWARD PROXY STATEMENT

STOCK OWNERSHIP INFORMATION

The below table summarizes all shares that may be acquired through the exercise of options within 60 days of November 12, 2025.

TABLE TO FOOTNOTE (2) ABOVE:

DIRECTORS	NUMBER OF SHARES (#)	NAMED EXECUTIVE OFFICERS	NUMBER OF SHARES (#)
Rajeev Bhalla	5,883	Charles Blankenship, Jr.	60,269
John Cohn	33,418	William Lacey	4,147
David Hess	7,783	Thomas Cromwell	53,086
Daniel Korte	29,583	Randall Hobbs	32,810
Eileen Paterson	20,083	Terence Voskuil	18,411
Mary Petryszyn	502
Gregg Sengstack	37,255
Tana Utley	502

(3)
Includes 23,450 shares held in the Dianne Sengstack 2020 Dynasty Trust, of which Mr. Sengstack is the trustee and retains sole voting and investment power.
(4)
Includes 81 shares held in the Kent R. Utley Revocable Trust, of which Ms. Utley’s spouse is the trustee. Ms. Utley has shared voting and investment power.
(5)
Total excludes Mr. Voskuil because he is no longer an executive officer of the Company as of the applicable date of this table.

Persons Owning More than 5% of Woodward Common Stock

The following table shows how many shares of Woodward common stock were owned by each person known to us to own more than five percent of our common stock as of November 12, 2025:

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES (#)		PERCENT (%)

PRINCIPAL HOLDERS
BlackRock, Inc.	6,095,861	(1)	10.2
50 Hudson Yards New York, NY 10001
The Vanguard Group	5,758,261	(2)	9.6
100 Vanguard Boulevard Malvern, PA 19355
Eagle Capital Management, LLC	4,710,419	(3)	7.9
65 East 55th Street, 26th Floor New York, NY 10022

(1)
Based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 24, 2024. BlackRock has sole voting power with respect to 5,954,396 shares of our common stock and sole dispositive power with respect to 6,095,861 shares of our common stock.
(2)
Based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 13, 2024. Vanguard has shared voting power with respect to 20,026 shares of our common stock, has sole dispositive power with respect to 5,681,468 shares of our common stock, and has shared dispositive power with respect to 76,793 shares of our common stock.
(3)
Based solely on a Schedule 13G/A filed with the SEC by Eagle Capital Management, LLC (“Eagle”) on November 14, 2024. Eagle has sole voting power with respect to 3,840,393 shares of our common stock and sole dispositive power with respect to 4,710,419 shares of our common stock.

WOODWARD PROXY STATEMENT 73

General Information about the Annual Meeting

DATE & TIME	VIRTUAL MEETING	RECORD DATE
Wednesday, January 28, 2026 8:00 a.m. Central Time	To attend and participate in the Annual Meeting, go online to www.proxydocs.com/WWD	December 1, 2025

Woodward, on behalf of its Board of Directors (the “Board”), is soliciting your proxy to vote at our Annual Meeting of Stockholders to be held virtually on January 28, 2026 (or at any postponement or adjournment of the meeting) (the “Annual Meeting”). This proxy statement provides the information you need to know to vote on the proposals to be presented at the meeting.

A Notice of Internet Availability (the "Notice") was first mailed on or about December 12, 2025 to stockholders of record as of December 1, 2025 (the “Record Date”). This proxy statement, combined with our Annual Report to Stockholders for the fiscal year ended September 30, 2025 (together with the proxy card, the “proxy materials”) were first made available on the internet on or about December 12, 2025.

Our principal executive offices are located at 1081 Woodward Way, Fort Collins, Colorado 80524, and our telephone number at that location is 970‑482-5811. We maintain a website at www.woodward.com. The information on our website is not incorporated by reference into this proxy statement.

Questions and Answers about the Annual Meeting
and Voting

WHO CAN VOTE AT THE MEETING?

Stockholders who owned Woodward common stock as of the close of business on the Record Date are entitled to vote at the meeting. As of the Record Date, there were 59,996,788 shares of Woodward common stock outstanding.

HOW DO I ATTEND AND PARTICIPATE IN THE MEETING?

To attend and participate in the Annual Meeting:

> Register at www.proxydocs.com/WWD. Registration ends on January 27, 2026 at 5:00 p.m. Central Time.

> Enter the control number listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form.

The Annual Meeting will begin promptly at 8:00 a.m. Central Time on January 28, 2026. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may log into the virtual platform beginning at 7:45 a.m. Central Time on January 28, 2026.

74 WOODWARD PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL ABOUT THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED PROXY MATERIALS?

Under Securities and Exchange Commission (the "SEC") rules, we are making our proxy materials available via the internet. Instead of mailing printed copies of the proxy materials to all of our stockholders, the SEC rules allow us to send you, our stockholders as of the Record Date, a Notice containing instructions on how to access the proxy materials via the internet and how to request a printed copy by mail if you prefer. Sending you the Notice and using the internet instead of mailing printed proxy materials also saves costs and natural resources.

HOW can i get electronic access to the proxy materials?

The Notice provides you with instructions about how to:

> View our proxy materials for the Annual Meeting via the internet; and

> Request that we send our future proxy materials to you by mail or by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a proxy card. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Combined with your adoption of electronic delivery of proxy materials, and the elimination of approximately
18,740 sets of printed proxy materials, we can reduce the impact on the environment by:

using approximately 36.5 fewer tons of wood, or 219 fewer trees (2.4 acres of forest)	saving approximately 195,000 million gallons of water, or the equivalent of filling approximately 9 swimming pools

using approximately 233 million fewer BTUs, or the equivalent of the amount of energy used by 277 residential refrigerators for one full year	eliminating approximately 10,800 pounds of solid waste

using approximately 164,000 fewer pounds of greenhouse gases, including CO2, or the equivalent of 14.9 automobiles running for one year	reducing hazardous air pollutants by approximately 14.6 pounds

Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.

WOODWARD PROXY STATEMENT 75

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT MATTERS AM I VOTING ON AND HOW DOES THE BOARD RECOMMEND I VOTE?

PROPOSALS		BOARD RECOMMENDATION	SEE PAGE
1.	The election of three director nominees, each to serve for a term of three years	FOR each director nominee	8
2.	An advisory resolution to approve the compensation of our named executive officers	FOR	32
3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026	FOR	65
4.	A proposal to approve an amendment to the Certificate of Incorporation to eliminate certain supermajority voting requirements contained therein	FOR	68
5.	A proposal to approve an amendment to the Certificate of Incorporation to eliminate cumulative voting rights in the election of directors	FOR	70

Stockholders will also transact any other business that may properly come before the meeting. If any other matter is properly presented at the meeting, your shares will be voted in accordance with the proxyholder’s best judgment. At the time this proxy statement was printed, we were not aware of any additional matters to be acted on at the meeting.

HOW DO I VOTE?

1.
REGISTERED STOCKHOLDERS

If your shares are registered directly in your name with Woodward’s transfer agent, you are considered the stockholder of record with respect to those shares, which we refer to as a “registered stockholder,” and the Notice was provided to you directly by Woodward.

2.
STREET NAME STOCKHOLDERS (BENEFICIAL OWNERS)

If your shares are held in a stock brokerage account or by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by your bank, broker or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares. If your shares are held by a bank, broker or other nominee, you should have received instructions on how to vote or instruct the bank, broker or other nominee to vote your shares from your broker, bank or other nominee.

3.
VOTING OF SHARES HELD IN STREET NAME BY YOUR BANK, BROKER OR OTHER NOMINEE

If you are a street name holder, you have the right to direct your bank, broker or other nominee how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person (virtually). In order to vote your shares in person (virtually), you must provide us with a legal proxy from your bank, broker or other nominee and follow any other instructions provided on the voting instruction form.

Under rules applicable to banks, brokers or other nominees, they may not have authority to vote customers’ shares on “non-routine” matters for which they have not received voting instructions. If you do not provide voting instructions, your broker may vote your shares on our sole routine matter, the ratification of the appointment of independent registered public accounting firm. The shares for which instructions are not given and, therefore, remain unvoted, are referred to as “broker non-votes.” If you do not give your broker specific instructions, your shares will not be voted on the other, non-routine, matters and will not be counted in determining the number of shares necessary for approval, although they will count for purposes of determining whether a quorum exists. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

In order for your shares to be voted on all matters presented at the Annual Meeting, including the election of directors, we urge all stockholders whose shares are held in street name to provide voting instructions to their bank, broker or other nominee.

76 WOODWARD PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

VOTING METHODS	REGISTERED STOCKHOLDERS	STREET NAME STOCKHOLDERS
BY INTERNET	Access Woodward’s secure website registration page via the internet, as identified in the Notice or proxy card, and follow the instructions.

Please refer to your voting instruction form or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the voting instruction form or other information provided by your bank, broker, or other nominee.

BY TELEPHONE	If you requested printed copies of the proxy materials to be mailed to you, you can call the toll‑free telephone number on the proxy card and follow the recorded instructions.
BY MAIL	If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided.

If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction form to your bank, broker or other nominee in the pre‑addressed envelope provided.

BY ATTENDING THE VIRTUAL ANNUAL MEETING

You may attend the Annual Meeting by registering at www.proxydocs.com/WWD, where you may vote and submit questions during the meeting. Registration ends on January 27, 2026 at 5:00 p.m. Central Time. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting.

A street name stockholder who wishes to vote in person (virtually) at the Annual Meeting will need to obtain a legal proxy from his or her bank, broker or other nominee. Please consult the voting instruction form provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person (virtually) at the Annual Meeting and any other instructions that may be applicable.

YOUR VOTE IS IMPORTANT. Even if you plan to attend the virtual annual meeting, please submit your vote via telephone or the internet, or, if you received a paper copy, date, sign, and return the proxy card as soon as possible.

If you properly fill in your proxy card and send it to us in time to vote, or if you vote by internet or telephone before the polls close, your shares will be voted as you have directed. If you sign the proxy card or vote by internet or telephone but do not make specific choices, your shares will be voted in accordance with the Board’s recommendation.

HOW MANY VOTES DO I GET PER SHARE?

Each share of Woodward common stock that you own entitles you to one vote on each matter to be presented at the Annual Meeting, except for the election of directors, for which you may cumulate your votes. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director nominee. The Board is not soliciting discretionary authority to cumulate votes with respect to the election of directors.

HOW do i change my vote or revoke my proxy?

You may revoke your proxy by:

> Entering a new vote by telephone, over the internet, or by signing and returning another signed proxy card at a later date;

> Notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy; or

> Voting in person (virtually) at the meeting.

If you hold your shares through a broker, bank or other nominee, please follow the instructions regarding changing or revoking your proxy on the Voting Instruction Form you receive from your broker, bank or other nominee.

If you want to give your written proxy to someone other than the individuals named on the proxy card:

> Cross out the individuals named and insert the name of the individual you are authorizing to vote; or

> Provide a written authorization to the individual you are authorizing to vote along with your proxy card.

WOODWARD PROXY STATEMENT 77

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (virtually) or by proxy, at the Annual Meeting of holders of shares representing a majority of the shares entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions are counted as present for establishing a quorum and are otherwise considered present and entitled to vote. For all proposals in this proxy statement, except for the election of directors, abstentions have the same effect as votes against the matter.

Broker non-votes are counted as present for establishing a quorum. For Proposals 1, 2 and 3 in this proxy statement, broker non-votes, if applicable, will have no effect on the outcome of the vote and will not be considered in the calculation. For Proposals 4 and 5, broker non-votes will have the same effect as votes against the matter. For Proposal 3 – ratification of appointment of independent registered public accounting firm, broker non‑votes are not expected as brokers may exercise discretionary voting authority on this “routine” proposal.

HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

Woodward is soliciting this proxy on behalf of its Board and will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the Notice and proxy materials. This solicitation is being made by mail, but also may be made personally or by facsimile, telephone, messenger, or via the internet. The Company has employed Sodali & Co, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to solicit proxies for the Annual Meeting from brokers, banks, other nominees, other institutional holders, and certain individual stockholders. The Company has agreed to pay $12,000 plus the out-of-pocket expenses of Sodali & Co, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

what is householding?

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice or, if you have elected to receive hard copies, our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one Notice or one set of proxy materials and would like to request a separate copy of these materials or any other proxy materials in the future, please contact us at:

Woodward, Inc. Attn: Corporate Secretary 1081 Woodward Way Fort Collins, Colorado 80524
investor.relations@woodward.com
Investor Relations 970-498-3849

Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us by the above methods if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

HOW MAY I VIEW OR OBTAIN A FREE COPY OF THE COMPANY’S annual report on FORM 10-K?

You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC and available at its website at www.sec.gov. Please contact the Corporate Secretary, Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524 or email investor.relations@woodward.com. This report is also available at www.proxydocs.com/WWD.

78 WOODWARD PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Stockholder Nominations and Proposals for the Next Annual Meeting

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and form of proxy to be distributed in connection with next year’s annual meeting of stockholders, which is expected to be held in or about January 2027 (the "Next Annual Meeting"), must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on August 14, 2026. Proposals should be sent to the attention of the Corporate Secretary. More information regarding stockholder proposals under Rule 14a-8, including procedural and substantive requirements and reasons why the Company may exclude the proposal from its proxy statement may be found in Rule 14a-8.

Under our Bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders (other than a proposal brought pursuant to Rule 14a-8). These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to the Corporate Secretary of the Company at our principal executive offices by a stockholder of record on both the date of giving notice and the record date for the annual meeting. In general, our Bylaws require that such a notice for nominating a director or introducing an item of business at the Next Annual Meeting must be received not earlier than September 30, 2026 and not later than October 30, 2026. However, if the Next Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, the notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the Next Annual Meeting was mailed or public disclosure of the date of the Next Annual Meeting was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the date of the Next Annual Meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaws and SEC requirements for submitting a proposal or nomination.

In addition, a stockholder who desires to nominate director candidates for election at the Next Annual Meeting, must comply with the requirements of Rule 14a-19 by notifying our Corporate Secretary with regard to the intent to solicit proxies as required by Rule 14a-19 no later than November 29, 2026. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.

In connection with our solicitation of proxies for the Next Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Notices of intention to nominate a director or present proposals at the Next Annual Meeting should be addressed to:

Woodward, Inc. Attn: Corporate Secretary 1081 Woodward Way Fort Collins, Colorado 80524

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

WOODWARD PROXY STATEMENT 79

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Other Matters

We are not aware of any additional matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors,
WOODWARD, INC. Karrie Bem Corporate Secretary December 12, 2025

80 WOODWARD PROXY STATEMENT

Annex 1: Adjusted and Non-U.S. GAAP Financial Measures

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to Adjusted Net Earnings1 AND EIP EPS (In thousands, except per share amounts)

	Years Ended September 30,
	2025		2024
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share

Net earnings (U.S. GAAP)	$442,111	$7.19	$372,971	$6.01

Non-U.S. GAAP adjustments

Product rationalization	(20,524)	(0.33)	—	—

Business development activities	7,310	0.12	5,902	0.10

Specific charge for excess and obsolete inventory	6,536	0.11	—	—

Non-recurring gain related to a previous acquisition	—	—	(4,803)	(0.08)

Non-recurring charge related to a previous acquisition	—	—	4,378	0.07

Certain non-restructuring separation costs	—	—	2,666	0.04

Tax effect of non-U.S. GAAP net earnings adjustments	1,512	0.02	(1,978)	(0.03)

Total non-U.S. GAAP adjustments	(5,166)	(0.08)	6,165	0.10

German corporate tax rate reduction impact	(13,392)	(0.22)	—	—

Adjusted net earnings (non-U.S. GAAP)	$423,553	$6.89	$379,136	$6.11

China on-highway sales	—	(0.01)	—	—

Earnings associated with an acquisition and a divestiture	—	0.04	—	—

Tax effect of EIP EPS adjustments	—	(0.01)	—	—

EIP EPS	—	$6.91	—	—

WOODWARD PROXY STATEMENT A-1

Annex 1: Adjusted and Non-U.S. GAAP Financial Measures

Woodward, Inc. and Subsidiaries Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow1 AND EIP FREE CASH FLOW (In thousands)

	Year Ended September 30,
	2025	2024

Net cash provided by operating activities (U.S. GAAP)	$471,294	$439,089

Payments for property, plant, and equipment	(130,928)	(96,280)

Free cash flow (Non-U.S. GAAP)	$340,366	$342,809

Business development activities	7,310	—

China on-highway sales	(5,129)	—

Acquisition and divestiture earnings	2,627	—

Tax effect of EIP Free Cash Flow adjustments	(2,223)	—

EIP Free Cash Flow	$342,951	—

1Adjusted and Non-U.S. GAAP Financial Measures. Adjusted net earnings and adjusted earnings per share, exclude, as applicable, (i) product rationalization, (ii) costs related to business development activities, (iii) a specific charge for excess and obsolete inventory, (iv) a non-recurring gain related to a previous acquisition, (v) a non-recurring charge related to a previous acquisition, (vi) certain non-restructuring separation costs, and (vii) the impact of a German corporate tax rate reduction. The product rationalization adjustment pertains to the elimination and divestiture of certain product lines. The specific charge for excess and obsolete inventory relates to the intended disposal of certain inventory in our Industrial segment due in part to an unexpected shift in sales patterns. This non-recurring charge is not related to product rationalization and reflects an isolated event. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing. Free cash flow is derived from net cash provided by or used in operating activities less payments for property, plant, and equipment. Management uses free cash flow in reviewing the financial performance of Woodward’s business segments and evaluating cash generation levels. Securities analysts, investors, and others frequently free cash flow in their evaluation of companies, particularly those with significant property, plant, and equipment. The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Because adjusted net earnings and adjusted earnings per share exclude certain financial information compared with net earnings, the most comparable U.S. GAAP financial measure, users of this financial information should consider the information that is excluded. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Management’s calculations adjusted net earnings, adjusted earnings per share, and free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures. EIP EPS and EIP Free Cash Flow are non-U.S. GAAP financial measures used exclusively for purposes of calculating performance under our short-term incentive plan in fiscal year 2025. See “Compensation Discussion and Analysis” in this proxy statement for more information.

A-2 WOODWARD PROXY STATEMENT

Exhibit A: Proposed Amendments to the Certificate of Incorporation

Amended And Restated ~~Restated~~ Certificate of Incorporation of Woodward ~~Governor Company~~, Inc.

A Delaware Corporation

As amended and restated [●], 2025

(The Corporation was originally incorporated under the General Corporation Law of Delaware on November 18,1976, as “New Wood Company”)

FIRST. The name of the Company is Woodward, Inc.

SECOND. The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at that address is United States Corporation Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware as set forth in Title 8 of the Delaware Code. Without limiting in any manner the scope and generality of the foregoing, the nature of the business or purposes to be conducted or promoted by the Corporation includes:

A.
To carry on and conduct any and every kind of manufacturing, distribution and service business; to manufacture, process, fabricate, rebuild, service, purchase or otherwise acquire, to design, invent or develop, to import or export, and to distribute, lease, sell, assign or otherwise dispose of and generally deal in and with raw materials, products, goods, wares, merchandise and real and personal property of every kind and character; and to provide services of every kind and character.
B.
To acquire, own, hold, use, lease, mortgage, pledge, sell, convey, or otherwise dispose of and deal in lands, leaseholds, and any interest, estates and rights in real property, any personal or mixed property, and any tangible or intangible property, legal and equitable.
C.
In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000, of which 150,000,000 shares shall be Common Stock with a par value of $0.001455 per share, and 10,000,000 shares shall be Preferred Stock with a par value of $0.003 per share.

The Preferred Stock may be issued from time to time in one or more series, with each such series to consist of such number of shares and to have such voting powers (whether less than, equal to or greater than one vote per share), or limited voting powers or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or

WOODWARD PROXY STATEMENT EX-1

EXHIBIT A: PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

resolutions providing for the issue of such series adopted by the Board of Directors, and the Board of Directors is expressly vested with authority to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock without a vote of the holders of the shares of Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the resolution or resolutions of the Board of Directors providing for the issue of the series of Preferred Stock.

FIFTH. The affirmative vote of ~~the holders of two-thirds~~a majority of the outstanding shares of Common Stock of the Corporation shall be required (i) for the adoption of any amendment, alteration, change or repeal of any provision of this Certificate of Incorporation, (ii) for the adoption of any agreement for the merger or consolidation of the Corporation with or into any other corporation, (iii) to authorize any sale, lease or exchange of all or substantially all of the assets of the Corporation, or (iv) to authorize the dissolution of the Corporation. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement to which the Corporation is a party.

SIXTH. ~~The holders of Common Stock of the Corporation shall be entitled to cumulative voting rights in the election of directors, which means that in each election of directors each holder of Common Stock shall be entitled to cast as many votes as the number of shares of Common Stock held by such holder multiplied by the number of directors to be elected and may cast all such votes for the election of one nominee or distribute such votes among two or more nominees as such holder chooses.~~[Reserved]

SEVENTH. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In connection with such management the directors shall be guided by the philosophy and concepts of human and industrial association of the Corporation as expressed in its Constitution. The Board of Directors shall have the sole power to establish the rights, qualifications, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members and that from time to time shall affect the power of the Board of Directors to manage the business and affairs of the Corporation. Without limiting in any manner the scope and generality of the foregoing, the Board of Directors shall have the sole power (i) to elect and empower the officers of the Corporation, (ii) to designate and empower committees of the Board of Directors, (iii) to determine the time, place, notice, quorum and voting requirements of meetings of the Board of Directors and any committee thereof, and (iv) to determine the manner in which action by the Board of Directors may be taken.
B.
The Board of Directors shall have concurrent power with the stockholders to adopt, amend or repeal the By-Laws of the Corporation; provided, however, that ~~(i) the By-Laws of the Corporation shall not be adopted, amended or repealed by the stockholders except by the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Corporation, and (ii)~~ no By-Law may be adopted by the stockholders which shall impair or impede the power of the Board of Directors under paragraph A of this Article SEVENTH.
C.
The number of directors of the Corporation which shall constitute the whole Board of Directors shall be not less than six, the exact number of directors and the exact number of directors in each class to be determined from time to time by the Board of Directors. Election of directors need not be by written ballot unless the By-Laws so provide.
(1)
The Board of Directors shall be divided into three classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall hold office until the annual meeting of stockholders next ensuing, each initial director in Class II shall hold office until the annual meeting of stockholders one year thereafter, and each initial director in Class III shall hold office until the annual meeting of stockholders two years thereafter.

EX-2 WOODWARD PROXY STATEMENT

EXHIBIT A: PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

(2)
If the number of directors is changed, any increase or decrease shall be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible. In no case will a decrease in the number of directors shorten the term of any incumbent director.
(3)
Should a vacancy occur or be created, whether arising through resignation, retirement, removal from office, disqualification, or death, or through an increase in the number of directors, such vacancy shall be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy shall hold office for the remaining term of the class in which the vacancy shall have occurred or shall have been created.
(4)
Notwithstanding any of the foregoing provisions of this paragraph C of Article SEVENTH, each director shall serve until his or her successor is elected and qualified or until his or her earlier resignation, retirement, removal from office, disqualification or death.
(5)
Any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Corporation.
D.
All action by stockholders shall be taken at a meeting duly called and held. The stockholders of the Corporation may not act by written consent.
E.
Special meetings of the stockholders for any proper purpose or purposes may be called by the Board of Directors or by the Chairman of the Board of Directors, and shall be called upon a request in writing therefor stating the purpose or purposes thereof signed by the holders of two-thirds of the outstanding shares of Common Stock of the Corporation.

EIGHTH. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

NINTH. The Corporation shall indemnify each director, officer, employee or agent of the Corporation and each person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in the manner and to the extent provided in the By-Laws of the Corporation as the same may be amended from time to time.

TENTH. A director of the corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

ELEVENTH. Subject to the provisions of Article FIFTH of this Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or thereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WOODWARD PROXY STATEMENT EX-3

ANNUAL MEETING OF STOCKHOLDERS

REGISTER AT WWW.PROXYDOCS.COM/WWD

Woodward, Inc.
Corporate Headquarters
1081 Woodward Way, Fort Collins
Colorado 80524, USA
woodward.com

EXHIBIT A: PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

EX-4 WOODWARD PROXY STATEMENT

Woodward logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Woodward, Inc. Annual Meeting of Stockholders For Stockholders of Record as of December 1, 2025 Wednesday, January 28, 2026, 8:00 AM, Central Time This event will be held live via the Internet. Please visit http://www.proxydocs.com/WWD for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Central Time, January 28, 2026. Internet: www.proxypush.com/WWD • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-829-5209 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the annual meeting of stockholders (the "Annual Meeting") online and/or participate at www.proxydocs.com/WWD This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Charles P. Blankenship, Jr. and William F. Lacey (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Woodward, Inc., which the undersigned is entitled to vote at the Annual Meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the Annual Meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the "Named Proxies" are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment, postponement, rescheduling or continuation thereof. All votes for 401(k) participants must be received by 8:00 A.M., Central Time, January 26, 2026. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The "Named Proxies" cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Woodward, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3, 4 AND 5 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years; FOR AGAINST ABSTAIN 1.01 David Hess #P2# #P2# #P2# FOR 1.02 Mary Petryszyn #P3# #P3# #P3# FOR 1.03 Tana Utley #P4# #P4# #P4# FOR FOR AGAINST ABSTAIN 2. Vote on an advisory resolution to approve the compensation of the Company’s named executive officers; #P5# #P5# #P5# FOR 3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026; #P6# #P6# #P6# FOR 4. Approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to eliminate certain supermajority voting requirements contained therein; and #P7# #P7# #P7# FOR 5. Approve an amendment to the Certificate of Incorporation to eliminate cumulative voting rights in the election of directors. #P8# #P8# #P8# FOR NOTE: The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment, postponement, rescheduling or continuation thereof. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/WWD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date